UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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CytoDyn Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CYTODYN INC.

1111 Main Street, Suite 660

Vancouver, Washington 98660

(360) 980-8524

January 23, 2015

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders of CytoDyn Inc. (the “Company”) to be held at 1:00 p.m., Eastern Time, on Friday, February 27, 2015, at the offices of the Company’s counsel, Lowenstein Sandler LLP, at 65 Livingston Avenue, Roseland, New Jersey 07068.

Matters to be presented for action at the meeting include a proposal to reincorporate the Company in Delaware, a proposal to amend the Company’s Articles of Incorporation, as amended, to increase the total number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares, a proposal to increase the total number of shares authorized for issuance under the 2012 Equity Incentive Plan from 3,000,000 shares to 5,000,000 shares and a proposal to approve the adjournment of the Special Meeting to solicit additional proxies if there are insufficient proxies at the Special Meeting to approve each of the foregoing proposals. We will also act on such other business as may properly come before the meeting or any adjournment or postponement thereof.

We are excited about the future of our company, and we look forward to conversing with those of you who are able to attend the meeting in person. Whether or not you can attend, it is important that you sign, date, and return your proxy, or submit your proxy by telephone or Internet as instructed on the enclosed proxy card. If you are a shareholder of record and attend the meeting in person, you may revoke your proxy and vote at the meeting if you wish.

Sincerely,

Nader Z. Pourhassan, Ph.D.
President and Chief Executive Officer

If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors LLC

200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003

(855) 973-0093

Banks and Brokers Call: (973) 873-7721

CYTODYN INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

FEBRUARY 27, 2015

You are invited to attend a special meeting of shareholders (the “Special Meeting”) of CytoDyn Inc., a Colorado corporation (the “Company”), to be held at the offices of the Company’s counsel, Lowenstein Sandler LLP, at 65 Livingston Avenue, Roseland, New Jersey 07068, on Friday, February 27, 2015, at 1:00 p.m., Eastern Time.

Only shareholders of record at the close of business on January 6, 2015, will be entitled to notice of and to vote at the Special Meeting or any postponements or adjournments thereof.

The Special Meeting is being held to consider and vote on the following matters:

1.	Approval of a proposal to reincorporate the Company in Delaware;

2.	Approval of a proposal to amend the Company’s Articles of Incorporation, as amended, to increase the total number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares;

3.	Approval of a proposal to increase the total number of shares authorized for issuance under the 2012 Equity Incentive Plan from 3,000,000 shares to 5,000,000 shares; and

4.	Approval of a proposal for the adjournment of the Special Meeting to solicit additional proxies if there are insufficient proxies at the Special Meeting to approve each of the foregoing proposals.

We will also transact any other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

Please sign and date the accompanying form of proxy and return it promptly in the enclosed postage-paid envelope, or submit your proxy by telephone or the Internet as instructed on the enclosed proxy card to avoid the expense of further solicitation. If you are a shareholder of record and attend the Special Meeting, you may revoke your proxy and vote your shares in person.

The Board of Directors of the Company recommends that you vote “FOR” each of the proposals set forth above.

By Order of the Board of Directors

Michael D. Mulholland
Chief Financial Officer, Treasurer, and Corporate Secretary

Vancouver, Washington

January 23, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 27, 2015:

The proxy statement for the Special Meeting is available at www.cytodyn.com.

CYTODYN INC.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of CytoDyn Inc., a Colorado corporation (“CytoDyn” or the “Company”), to be voted at the Special Meeting of shareholders to be held on February 27, 2015 (the “Special Meeting”), and any postponements or adjournments thereof. The proxy statement and accompanying form of proxy were first mailed to shareholders on approximately January 23, 2015.

VOTING, REVOCATION, AND SOLICITATION OF PROXIES

Solicitation of Proxies. The enclosed proxy is solicited by and on behalf of the Board, with the cost of solicitation borne by the Company. Solicitation may also be made by directors and officers of the Company without additional compensation for such services. In addition to mailing proxy materials, the directors, officers and employees may solicit proxies in person, by telephone or otherwise.

The Company has also retained Alliance Advisors LLC to assist it in the solicitation of proxies. Alliance Advisors LLC will solicit proxies on behalf of the Company from individuals, brokers, bank nominees and other institutional holders in the same manner described above. Alliance Advisors LLC will receive a fee of $7,000, plus approved and reasonable out of pocket expenses, for its services to the Company for the solicitation of the proxies. The Company has also agreed to indemnify Alliance Advisors LLC against certain claims.

Voting. You may submit a proxy to have your shares of our Common Stock voted at the Special Meeting in one of three ways: (i) completing, signing, dating and returning the enclosed proxy card in the accompanying prepaid envelope; (ii) calling toll-free at the telephone number indicated on the enclosed proxy card; or (iii) using the Internet in accordance with the instructions set forth on the enclosed proxy card. When a proxy is returned properly, the shares represented by the proxy will be voted at the Special Meeting in accordance with the instructions specified in the spaces provided in the proxy. If no instructions are specified, the proxies will be counted for purposes of determining whether or not a quorum is present, and will also be voted FOR Proposals 1, 2, 3 and 4. If a shareholder of record attends the Special Meeting, he or she may vote in person. If you hold shares through a broker or nominee (that is, in “street name”), please follow their directions on how to vote your shares. Your broker will not be permitted, without your instructions, to vote your shares held in street name on Proposal 1, Proposal 2 and Proposal 3. You should, therefore, be sure to provide your broker with instructions on how to vote your shares.

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not have discretionary voting power with respect to the matter being considered and has not received instructions from the beneficial owner. Banks and brokers acting as nominees are not permitted to vote proxies for any proposal to be acted on at the Special Meeting without express voting instructions from the beneficial owner of the shares. As such, it is particularly important that you provide voting instructions to your bank, broker or other nominee.

If you have additional questions, need assistance in submitting your proxy or voting your shares of our Common Stock, or need additional copies of the Proxy Statement or the enclosed proxy card, please contact Alliance Advisors LLC.

Alliance Advisors LLC

200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003

(855) 973-0093

Banks and Brokers Call: (973) 873-7721

Revocation of Proxies. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later-dated proxy prior to a vote being taken at the Special Meeting. Attendance at the Special Meeting will not automatically revoke a proxy.

OUTSTANDING VOTING SECURITIES AND QUORUM

Shareholders of record as of the close of business on January 6, 2015, are entitled to one vote at the Special Meeting for each share of Common Stock of the Company (“Common Stock”) then held by each shareholder. As of that date, the Company had 58,733,475 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote constitutes a quorum at the Special Meeting. Abstentions and broker non-votes, if any, will be considered present for purposes of determining the presence of a quorum.

VOTES REQUIRED

Pursuant to the Colorado Revised Statutes, Proposal 1 must be approved by a majority of all the votes entitled to be cast on the Proposal. Pursuant to the Colorado Revised Statutes, Proposals 2, 3, and 4 will be approved if a quorum exists and the votes cast favoring the Proposal exceed the votes cast opposing the Proposal.

SUMMARY TERM SHEET

The following is only a summary of certain material information contained in this document. You should carefully review this entire document along with the exhibits attached hereto to understand the proposals fully.

¡	Time and Place of Special Meeting (See cover page, Notice of Special Meeting of Shareholders): Friday, February 27, 2015 at 1:00 p.m., local time, at the offices of the Company’s counsel, Lowenstein Sandler LLP, at 65 Livingston Avenue, Roseland, New Jersey 07068.

¡	Record Date (See page 2): You can vote at the special meeting if you owned common stock of CytoDyn Inc. at the close of business on January 6, 2015.

¡	Proposals to be Voted on (See Notice of Special Meeting of Shareholders): Matters to be presented for action at the meeting include a proposal to reincorporate the Company in Delaware, a proposal to amend the Company’s Articles of Incorporation, as amended, to increase the total number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares, a proposal to increase the total number of shares authorized for issuance under the 2012 Equity Incentive Plan from 3,000,000 shares to 5,000,000 shares and a proposal to approve the adjournment of the Special Meeting to solicit additional proxies if there are insufficient proxies at the Special Meeting to approve each of the foregoing proposals.

¡	Our Reasons for the Reincorporation Proposal (See page 6): The primary reason for the reincorporation from Colorado to Delaware is to obtain the benefits of Delaware’s comprehensive, widely used and extensively interpreted corporation law.

¡	Our Reasons for the Increase in Authorized Shares (See page 15): The primary reason for the increase in authorized shares is to have additional authorized shares of common stock available for possible future financings, acquisition transactions, joint ventures and other general corporate purposes.

¡	Our Reasons for the Amendment to the 2012 Equity Incentive Plan (See page 16): The primary reason for the amendment to the 2012 Equity Incentive Plan is to provide for a sufficient number of shares for future grants under the 2012 Equity Incentive Plan.

¡	Our Name in Connection with the Reincorporation: Our name will not change in connection with the reincorporation; we will continue to be named “CytoDyn Inc.” To distinguish between the Company as incorporated in Colorado and the Company as incorporated in Delaware, we sometimes refer in this document to the Company after the reincorporation as “CytoDyn Delaware.”

¡	Effect of Approving the Reincorporation Proposal (See page 7-14): If the reincorporation proposal is approved, the reincorporation merger will be consummated and CytoDyn Inc. will be incorporated in Delaware. The reincorporation will not change our name, headquarters, business, management, employees, assets, liabilities or net worth. Our current directors and officers will become the directors and officers of CytoDyn Delaware upon effectiveness of the reincorporation. In connection with the reincorporation, the Delaware Charter (as defined below) will govern our company. The Delaware charter authorizes 200,000,000 shares of Common Stock to be issued. None of our subsidiaries will be changing their respective states or jurisdictions of incorporation in connection with the reincorporation proposal.

¡	Effect of Approving the Increase in Authorized Shares (See page 15-16): If the increase to authorized shares is approved, the authorized shares of the Company will be increased from 100,000,000 shares to 200,000,000 shares.

¡	Effect of Approving the Amendment to the 2012 Equity Incentive Plan (See page 16-17): If the amendment to the 2012 Equity Incentive Plan is approved, the number of shares reserved for issuance under the plan will be increased from 3,000,000 to 5,000,000 shares.

¡	Effect of Not Approving the Reincorporation Proposal (See page 6): If the reincorporation proposal fails to obtain the vote required for approval, the reincorporation merger will not be consummated and CytoDyn Inc. will continue to operate as a corporation incorporated in Colorado.

¡	Effect of Not Approving the Increase in Authorized Shares (See page 16): If the increase to authorized shares proposal fails to obtain the vote required for approval, the number of shares authorized for issuance by the Company will remain at 100,000,000 shares.

¡	Effect of Not Approving the Amendment to the 2012 Equity Incentive Plan (See page 16): if the amendment to the 2012 Equity Incentive Plan fails to obtain the vote required for approval, the number of shares reserved for issuance under the plan will remain at 3,000,000 shares.

¡	What You Will Receive in the Reincorporation Merger (See page 7): You will not need to exchange your existing stock certificates for stock certificates of CytoDyn Delaware. Each of your shares of CytoDyn Colorado, which we refer to as Colorado Common Stock, automatically will be converted into one share of Common Stock of CytoDyn Delaware, and each of the shares of Series B Convertible Preferred Stock, automatically will be converted into one share of Series B Convertible Preferred Stock of CytoDyn Delaware.

¡	Effect of the Reincorporation on the Trading of Your Shares of Colorado Common Stock (See page 7): At the effective time of the reincorporation merger, your shares of Colorado Common Stock will become an equivalent number of shares of Common Stock of CytoDyn Delaware and will continue to be listed for trading on the Over the Counter US Exchange.

¡	Recommendation of the Board of Directors of the Company (See pages 15, 16 and 21): The board of directors of the Company recommends that you vote “For” the Proposals 1, 2, 3 and 4.

¡	Vote Required (See page 2): Approval of the reincorporation proposal will require the affirmative vote of the holders of a majority of all of the votes entitled to be cast by the Colorado Common Stock. Approval of the reincorporation proposal will constitute approval of the reincorporation merger and the Merger Agreement (as defined below). Approval of Proposals 2, 3, and 4 will require that a quorum be present, and the votes cast favoring the Proposal exceed the votes cast opposing the Proposal.

¡	How to Vote Your Shares (See page 1): Complete, date and sign the enclosed proxy card and mail it in the enclosed return envelope, or submit your proxy by telephone or the Internet as instructed on the enclosed proxy card, as soon as possible, so that your shares may be represented at the Special Meeting. In order to assure that your vote is obtained, please submit your proxy even if you currently plan to attend the special meeting in person.

¡	How to Revoke Your Proxy (See page 1): You may revoke your proxy either by delivering to the Secretary of CytoDyn Inc. a signed notice of revocation or a later dated and properly executed proxy, or by attending the meeting and voting in person.

¡	Dissenters’ Rights (See page 16): Because the shares of CytoDyn Colorado are publicly traded, the holders of such shares do not have dissenters’ rights in connection with the reincorporation. Pursuant to the Colorado Revised Statutes, the holders of the Colorado Series B Convertible Preferred Stock will have dissenters’ rights. The holders of the shares of CytoDyn Delaware are entitled rights under Delaware law in connection with the reincorporation. The sole shareholder of CytoDyn Delaware does not intend to exercise such rights.

¡	Voting of Shares Held in “Street Name” (See page 1): Your broker will not be permitted, without your instructions, to vote your shares held in street name on Proposal 1, Proposal 2 and Proposal 3. You should, therefore, be sure to provide your broker with instructions on how to vote your shares. Failure to vote, or to instruct your broker how to vote any shares held for you in your broker’s name, will have the same effect as a vote against the reincorporation proposal. Because Proposal 4 is deemed “routine,” your broker will be permitted to vote your shares held in street name on Proposal 4.

¡	Tax Effects of the Reincorporation (See page 14): We believe that the reincorporation will be tax-free to our shareholders and you will be entitled to the same aggregate basis in the shares of Cytodyn Delaware as the aggregate basis you have in the Colorado Common Stock. Everyone’s tax situation is different and you should consult with your personal tax advisor regarding the tax effects of the reincorporation.

¡	Changes in Shareholder Rights (See pages 7-14): After completion of the reincorporation merger, the rights of all shareholders will be governed by Delaware law and by the CytoDyn Delaware certificate of incorporation and bylaws. The most significant changes in shareholders’ rights before and after the reincorporation are discussed in detail in “Proposal 1—Reincorporation In Delaware—Comparison of Shareholder Rights Before and After the Reincorporation” on pages 7-14.

¡	Whom You Should Call with Questions: If you have further questions, you may contact our proxy solicitor, Alliance Advisors LLC. at:

Alliance Advisors LLC

200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003

(855) 973-0093

Banks and Brokers Call: (973) 873-7721

PROPOSAL 1

REINCORPORATION IN DELAWARE

The Board of Directors is recommending that shareholders approve reincorporating the Company in Delaware. The Board of Directors believes reincorporation in Delaware affords increased flexibility under the General Corporation Law of the State of Delaware (the “DGCL”). The reincorporation will not result in any change in the Company’s name, headquarters, business, management, employees, assets, liabilities or net worth. However, we believe it will be beneficial to the Company and its shareholders in the long run to obtain the benefits of Delaware’s comprehensive, widely used and extensively interpreted corporate law.

To reincorporate in Delaware, the Board of Directors has created a wholly-owned subsidiary in Delaware (“CytoDyn Delaware”) which will be merged with the Company, with CytoDyn Delaware being the survivor of the merger. The certificate of incorporation of CytoDyn Delaware, as filed with the Secretary of State of Delaware, and the bylaws of CytoDyn Delaware will become the certificate of incorporation and bylaws of the surviving company. Pursuant to the DGCL, the Company has prepared an Agreement and Plan of Merger for the merger (the “Merger Agreement”) and after approval by shareholders, must file a Certificate of Merger of Foreign Corporation into a Domestic Corporation with Delaware’s Secretary of State. CytoDyn Delaware must also file a Statement of Foreign Entity Authority with the Secretary of State of Delaware pursuant to the DGCL. The Board of Directors has approved the Merger Agreement and the filing of the Certificate of Merger. A copy of the Merger Agreement is attached hereto as Exhibit A. If you approve the proposal to reincorporate in Delaware, you will also be approving the attached Merger Agreement. Under the Colorado Business Corporation Act (the “CBCA”), the Company will be required to file a Statement of Merger with Colorado’s Secretary of State. Pursuant to the filings of these documents, the Company will no longer be incorporated in Colorado, but rather in Delaware.

If this Proposal 1 is approved, then the state of incorporation, the amount of authorized capital and certain terms of the Company’s Articles of Incorporation and Bylaws will change as described herein. Additionally, once the state of incorporation is changed, Delaware Law, rather than Colorado Law, will control and govern the Company’s corporate affairs. Upon completion of the merger, the rights of the shareholders of the Company will be governed by the DGCL and the certificate of incorporation and bylaws of the Delaware incorporated company (the “Delaware Charter” and the “Delaware Bylaws,” respectively). The Delaware Charter and Delaware Bylaws are attached hereto as Exhibit B and Exhibit C, respectively. We expect that the reincorporation will be tax-free to you for U.S. federal income tax purposes. Upon completion of the reincorporation, your shares of common stock will continue to trade on the Over the Counter Bulletin Board under the symbol “CYDY.” If this Proposal 1 is not approved, the reincorporation merger will not be consummated and CytoDyn will continue to operate as a corporation incorporated in Colorado.

Historically, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are updated and revised regularly in response to the legal and business needs of corporations organized under its laws. Because of these efforts, many corporations initially choose Delaware for their domicile or subsequently reincorporate there in a manner similar to that proposed by the Company. Because of Delaware’s preeminence as the state of incorporation for many major corporations, both Delaware’s legislature and its courts have demonstrated an ability and willingness to act quickly to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law, establishing public policies with respect to corporate legal affairs. Delaware has a more highly developed body of corporate case law than does Colorado, and this case law advantage gives Delaware corporate law an added measure of predictability that is useful in a judicial system based largely on precedent. These factors often provide the directors and management of Delaware corporations with greater certainty and predictability in managing the affairs of the corporation.

The Board of Directors believes that reincorporation from Colorado to Delaware will enhance the Company’s ability to raise capital, seek partnerships and complete certain types of other transactions. Additionally, reincorporating from Colorado to Delaware may make it easier to attract future board members since such candidates should already be familiar with Delaware corporate law.

CYTODYN DELAWARE

CytoDyn Delaware, our wholly owned subsidiary, was incorporated under the DGCL on January 12, 2015 under the name “CytoDyn Inc.,” exclusively for the purpose of merging with the Company. The address and phone number of CytoDyn Delaware’s principal office are the same as those of the Company. Prior to the reincorporation merger, CytoDyn Delaware will have no material assets or liabilities and will not have carried on any business.

Upon completion of the reincorporation merger, the rights of the stockholders of CytoDyn Delaware will be governed by the DGCL and the Delaware Charter and the Delaware Bylaws.

THE MERGER AGREEMENT

The Merger Agreement provides that the Company will merge with and into CytoDyn Delaware, with CytoDyn Delaware being the surviving corporation. Pursuant to the Merger Agreement, CytoDyn Delaware will assume all assets and liabilities of the Company, including obligations under our outstanding indebtedness and contracts. Our existing board of directors and officers will become the board of directors and officers of CytoDyn Delaware for identical terms of office. Our existing subsidiaries will become the subsidiaries of CytoDyn Delaware.

If approved by the requisite vote of shareholders, it is anticipated that the reincorporation merger, and consequently the reincorporation, will become effective at the time set forth in each of the Statement of Merger to be filed with the Secretary of State of Colorado (together with the Merger Agreement) in accordance with the CBCA and the Certificate of Merger to be filed with the Secretary of State of Delaware in accordance with the DGCL. However, the Merger Agreement may be terminated and abandoned by action of the board of directors of the Company at any time prior to the effective time of the reincorporation merger, whether before or after shareholder approval, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the reincorporation merger would be inadvisable or not in the best interests of the Company and its shareholders.

At the effective time of the reincorporation merger, each outstanding share of Colorado Common Stock, no par value, automatically will be converted into one share of Common Stock, par value $0.001, of CytoDyn Delaware (“Delaware Common Stock”), and each outstanding share of Colorado Series B Convertible Preferred Stock automatically will be converted into one share of Series B Convertible Preferred Stock, par value $0.001, of CytoDyn Delaware (“Delaware Series B Convertible Preferred Stock”). You will not have to exchange your existing stock certificates of the Company for stock certificates of CytoDyn Delaware. However, after consummation of the reincorporation merger, any shareholder desiring a new form of stock certificate may submit the existing stock certificate to CytoDyn Delaware’s transfer agent for cancellation, and obtain a new Delaware form of certificate.

At the effective time of the merger, the Delaware Common Stock will be listed for trading on the OTC Markets and the Colorado Common Stock will cease to be listed on the OTC Markets.

The Merger Agreement was unanimously approved by the board of directors of the Company and the board of directors of CytoDyn Delaware and subsequently was adopted by the Company, as the sole stockholder of CytoDyn Delaware. Approval of the reincorporation proposal (which constitutes approval of the Merger Agreement) requires the affirmative vote of the holders of a majority of all of the votes entitled to be cast by the Colorado Common Stock.

COMPARISON OF SHAREHOLDER RIGHTS BEFORE AND AFTER THE REINCORPORATION

Because of differences between the laws of Colorado and Delaware, the reincorporation will effect some changes in your rights as Company shareholders. Summarized below are the most significant differences between shareholder rights before and after the reincorporation.

Changes from Colorado Law to Delaware Law

Set forth below is a table summarizing the material differences in the rights of the shareholders of the Company before and after the Merger is effective as a result of the differences between the CBCA and the DGCL. This chart does not address each difference between the CBCA and the DGCL, but focuses on some of those differences which the Company believes are most relevant to the existing shareholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to the CBCA and the DGCL.

Provision	CBCA	DGCL

Special Meetings of Shareholders/Stockholders	Under the CBCA, a special meeting of shareholders shall be held if: (i) called by the board of directors or any person authorized by the bylaws or a resolution of the board of directors to call such a meeting; or (ii) if the corporation receives one or more written demands for a special meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares representing at least 10% of all of the votes entitled to be cast on any issue proposed to be considered at the special meeting.	Under the DGCL, a special meeting of stockholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws. The DGCL does not require a corporation to call a special meeting at the request of stockholders.

Provision	CBCA	DGCL

Corporate Action without a Shareholder/Stockholder Meeting	The CBCA provides that, unless the articles of incorporation require such action be taken at a shareholder meeting or expressly authorize that such action can be taken by less than unanimous written consent, any action required or permitted to be taken at a shareholder meeting may be taken without a meeting if all of the shareholders entitled to vote consent to such action in writing.	Unless otherwise provided in the certificate of incorporation, the DGCL permits corporate action to be taken without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken.

Amendment or Repeal of the Articles of Incorporation or the Certificate of Incorporation	Under the CBCA, amendments to the articles of incorporation, other than ministerial amendments authorized by the board of directors without shareholder action, may be proposed by the board of directors or by the holders of shares representing at least 10% of all of the shares entitled to vote upon the amendment. The board of directors must recommend the amendment to the shareholders unless the amendment is proposed by the shareholders or the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.	Under the DGCL, stockholders are not entitled to enact an amendment to the certificate of incorporation without appropriate action taken by the board of directors. Amendments to the certificate of incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders. Certain ministerial amendments may be made solely by the board of directors without a meeting or vote of stockholders.

Amendment or Repeal of Bylaws	Under the CBCA, shareholders may amend a corporation’s bylaws. Unless otherwise specified in the corporation’s articles of incorporation, directors also are permitted to amend the bylaws, other than bylaws establishing greater quorums or voting requirements for shareholders or directors, unless prohibited by the bylaws. Directors may not amend the bylaws to change the quorum or voting requirements for shareholders, and directors may amend the bylaws to change the quorum or voting requirements for directors only if such provision was originally adopted by the directors or if such provision specifies that it may be amended by the directors.	Under the DGCL, stockholders entitled to vote have the power to adopt, amend or repeal bylaws; provided, however, that any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that this power has been conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

Number of Directors	Under the CBCA, a board of directors shall consist of 1 or more members, with the number of directors stated or fixed in accordance with the corporation’s bylaws.	The DGCL permits the number of directors to be specified in either the corporation’s bylaws or the corporation’s certificate of incorporation. If the number of directors is specified in the corporation’s certificate of incorporation, a change in the number of directors may be made only by amendment of the certificate of incorporation.

Provision	CBCA	DGCL

Removal of Directors	Under the CBCA, one or more directors may be removed from office by the shareholders with or without cause, unless a corporation’s articles of incorporation provide that directors may be removed only for cause, and only if the number of votes cast in favor of removal exceeds the number of votes cast against removal. A director may be removed by the shareholders only at a meeting called for the purpose of removing the director.	Under the DGCL, one or more directors serving on a non-classified board may be removed, with or without cause, by the holders of a majority of the corporation’s outstanding shares entitled to vote at an election of directors.

Vacancies on the Board of Directors	Under the CBCA, unless otherwise provided in the articles of incorporation, any vacancy on the board of directors, including a vacancy resulting from an increase in the number of directors, may be filled by the shareholders or the board of directors, except that if the directors remaining in office constitute fewer than a quorum, the board of directors may fill the vacancy by the affirmative vote of a majority of the remaining directors.	Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws, any vacancy on the board of directors, including any vacancy resulting from an increase in the number of directors, may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws, stockholders may fill the vacancy only if (1) the corporation has no directors then in office, or (2)(i) at the time of the filling of any vacancy or newly created directorship, the directors in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase) and (ii) the Delaware Chancery Court, upon application of stockholders holding at least 10% of a corporation’s outstanding voting shares, orders an election to fill any such position.

Declaration and Payment of Dividends	Under the CBCA, except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its shareholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (i) the corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation specifically permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

The term “capital” means the aggregate par value of all outstanding shares of capital stock and the term “surplus” means the excess of fair value of net assets over the amount of capital.

Provision	CBCA	DGCL

Taxes and Fees	There is no franchise tax in Colorado.	Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation.

Business Combination Statute	The CBCA does not contain any business combination provisions.	Section 203 of the DGCL provides for a three-year moratorium on certain business transactions with “interested stockholders” (Generally, persons who beneficially own 15% or more of the Company’s outstanding voting stock).

Changes to Charter Document

Set forth below is a table summarizing the material differences in the rights of the shareholders of the Company before and after the Merger is effective, as a result of the differences between the Colorado Articles of Incorporation (the “Colorado Charter”) and the Delaware Charter. This chart does not address each difference between the Colorado Charter and the Delaware Charter, but focuses on some of those differences which the Company believes are most relevant to the existing shareholders.

Provision	Colorado Charter	Delaware Charter

Capitalization	The number of shares of all classes of capital stock which the Company is authorized to issue is 100,000,000 shares of common stock, no par value per share, and 5,000,000 shares of non-voting preferred stock, of which 400,000 shares have been authorized as Series B Convertible Preferred Stock.	The total number of shares of all classes of capital stock which the Company is authorized to issue is 200,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of non-voting preferred stock, of which 400,000 shares have been authorized as Series B Convertible Preferred Stock.

Number of Directors	The number of directors shall be fixed by the bylaws.	The number of directors shall be fixed from time to time solely and exclusively by resolution duly adopted by the board of directors.

Newly Created Directorships and Vacancies; Removal of Directors; Election of Directors	Not addressed. This issue is governed by the Colorado Bylaws.	Newly created directorships resulting from any increase in the number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office or any other cause may be filled by the board of directors, provided that a quorum is then in office and present, or by a majority of the directors then in office, if less than a quorum is then in office. Subject to the rights of the holders of shares of preferred stock then outstanding, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors. Elections of directors need not be by written ballot unless otherwise provided in the Delaware bylaws.

Provision	Colorado Charter	Delaware Charter

Shareholder Vote	Each shareholder of record shall have one vote for each share of stock standing in his name on the books of the Company and entitled to vote. In addition, cumulative voting is not authorized.	Each holder of record of common stock, as such, shall have one vote for each share of common stock which is outstanding in his, her or its name on the books of the Company on all matters on which stockholders are entitled to vote generally. Except as otherwise required by the DGCL, holders of common stock shall not be entitled to vote on any amendment to the Delaware Charter (including any certificate of designation relating to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Delaware Charter (including any certificate of designation relating to any series of preferred stock) or pursuant to the DGCL. Except as otherwise required by law, holders of any series of preferred stock shall be entitled to only such voting rights, if any, as shall expressly be granted thereto by the Delaware Charter (including any certificate of designation relating to such series of preferred stock).

Shareholder/Stockholder Action by Written Consent	Not addressed. This issue is governed by the Colorado Bylaws.	Any action required or permitted to be taken by the stockholders of the Company at any annual or special meeting of stockholders of the Company must be effected at a duly called annual or special meeting of stockholders at which a quorum is present and acting throughout and may not be taken or effected by a written consent of stockholders in lieu thereof, provided, however, that any action required or permitted to be taken by the holders of preferred stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable certificate of designation relating to such series of preferred stock.

Amendment to Bylaws	Not addressed. This issue is governed by the Colorado Bylaws.	The affirmative vote of a majority of the board of directors is required to adopt, amend, alter or repeal the Delaware Bylaws. The Delaware Bylaws may also be amended or repealed by the stockholders at any annual meeting of stockholders, or special meeting of stockholders called for such purpose as provided in the Delaware Bylaws, by the affirmative vote of the holders of at least a majority in voting power of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class.

Provision	Colorado Charter	Delaware Charter

Amendment to Articles of Incorporation/Certificate of Incorporation	Not addressed. This issue is governed by the Colorado Bylaws.	The Company may amend, alter, change or repeal any provision contained in the Delaware Charter, in the manner now or hereafter prescribed by the Delaware Charter and the DGCL. In addition to any other vote required by the DGCL or the Delaware Charter, the affirmative vote of the holders of at least a majority in voting power of the outstanding shares entitled to vote on such amendment or repeal, shall be required to amend or repeal any provision of Article V (Stockholder Action), Article VI (Directors), Article VII (Limitation on Liability), Article VIII (Amendment of By-Laws) or Article IX (Amendment of Certificate of Incorporation) of the Delaware Charter.

Changes to Bylaws

Set forth below is a table summarizing the material differences in the rights of the shareholders of the Company before and after the Merger is effective, as a result of the differences between the Colorado bylaws (the “Colorado Bylaws”) and the Delaware bylaws (the “Delaware Bylaws”). This chart does not address each difference between the Colorado Bylaws and the Delaware Bylaws, but focuses on some of those differences which the Company believes are most relevant to the existing shareholders.

Provision	Colorado Bylaws	Delaware Bylaws

Record Date	The board may fix a record date for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or to receive distributions or share dividends, that is not more than seventy (70) days prior to the meeting date. If no record date is fixed by the directors, the record date shall be the date on which notice of the meeting is given to shareholders, or the date on which the resolution of the board of directors providing for a distribution is adopted, as the case may be.	The board may fix a record date, in the case of the determination of stockholders entitled to notice of any meeting of stockholders, which unless otherwise required by law, shall be not more than sixty (60) nor less than ten (10) days before the date of such meeting and, unless the board determines otherwise, such date shall also be the record date for determining the stockholders entitled to vote at such meeting. If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given. In the case of the determination of stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, the board of directors may fix a record date, which shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining the stockholders for any such purpose shall be at the close of business on the day on which the board adopts the resolution relating thereto.

Provision	Colorado Bylaws	Delaware Bylaws

Notice of a Meeting	Written notice of a meeting of shareholders shall be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting, except that, if the number of authorized shares is to be increased, at least thirty (30) days’ notice shall be given.	Written notice of a meeting of stockholders shall be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting.

Number of Directors	The number of directors shall be no less than one (1) and no more than nine (9), and shall be fixed from time to time by the board of directors.	The number of directors of the Company shall be fixed solely and exclusively by resolution duly adopted from time to time by the board of directors.

Action by Written Consent	Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent (or counterparts thereof) in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof. Any action required or permitted to be taken at a meeting of the directors or any committee designated by the board may be taken without a meeting if a consent (or counterparts thereof) in writing, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof.	Except as otherwise provided in the Delaware Charter, any action required or permitted to be taken by the stockholders of the Company must be effected only at a duly called annual meeting or special meeting of stockholders of the Company and may not be effected by written consent.

Shareholder/Stockholder Vote	Each outstanding share, regardless of class, shall be entitled to one vote, except in the election of directors, and each fractional share shall be entitled to a corresponding fractional vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Colorado Charter as permitted by the CBCA. In the election of directors, each record holder of stock entitled to vote at such election shall have as many votes for each of the shares owned by him as there are directors to be elected and for whose election he has the right to vote. Cumulative voting shall not be allowed.	A majority in voting power of the shares entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders. Stockholders shall have one vote for each share of stock entitled to vote owned by them of record according to the stock ledger of the Company as of the record date, unless otherwise provided by the DGCL or by the Delaware Charter.

Amendment and Repeal of the Bylaws	The board of directors shall have power, to the maximum extent permitted by the CBCA, to make, amend and repeal the bylaws of the Company at any regular or special meeting of the board unless the shareholders, in making, amending or repealing a particular bylaw, expressly provide that the directors may not amend or repeal such bylaw. The shareholders shall also have the power to make, amend or repeal the bylaws of the Company at any annual meeting or any special meeting called for that purpose.	Except as provided otherwise by law, the Delaware Bylaws may be amended or repealed by the affirmative vote of the majority of the board of directors. The Delaware Bylaws may be amended or repealed at any annual meeting, or special meeting of stockholders called for such purpose in accordance with the Delaware Bylaws, by the affirmative vote of holders of at least a majority in voting power of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class. Notwithstanding the foregoing, stockholder approval shall not be required unless mandated by the Delaware Charter or other applicable law.

A vote in favor of this proposal is a vote to approve the Merger Agreement described above and therefore the reincorporation merger. A vote in favor of the reincorporation proposal is also effectively a vote in favor of the Delaware Charter and the Delaware Bylaws which include authorized capital of 200,000,000 shares of Common Stock as compared to 100,000,000 shares currently authorized under the Colorado Charter.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion addresses the material federal income tax consequences of the reincorporation that are applicable to holders of shares of the Company’s common stock. The discussion does not deal with all federal income tax consequences that may be relevant to a particular holder of shares of common stock, or any foreign, state or local tax considerations. Accordingly, holders of Common Stock are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the reincorporation.

The following discussion is based upon the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Company has not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the reincorporation.

The Company believes that reincorporating the Company from Colorado to Delaware will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes: (i) no gain or loss will be recognized by the holders of shares of common stock upon consummation of reincorporating; (ii) the aggregate tax basis of shares of common stock after reincorporation will be the same as the aggregate tax basis of shares of common stock before the reincorporation; and (iii) the holding period of the shares of common will include the period for which the shares were held prior to the reincorporation.

OTHER INFORMATION

At the effective time of reincorporation, your shares of common stock will become an equivalent number of shares of common stock incorporated in Delaware and will continue to be listed for trading on the Over the Counter Bulletin Board under the symbol “CYDY.” The shares will automatically convert into shares incorporated in Delaware. You will not have to exchange your existing stock certificates.

The Board of Directors intends that the reincorporation occur as soon as practicable following the Special Meeting. Once this proposal is approved, the Board of Directors will file the necessary documents with the Secretary of State of Colorado and Delaware to effectuate this transaction.

ACCOUNTING TREATMENT OF THE REINCORPORATION MERGER

The reincorporation merger will be accounted for as a reverse merger whereby, for accounting purposes, the Company will be considered the accounting acquiror and CytoDyn Delaware will be treated as the successor to the historical operations of the Company. Accordingly, the historical financial statements of the Company, which previously have been reported to the Commission on Forms 10-K and 10-Q, among others, as of and for all periods through the date of this proxy statement, will be treated as the financial statements of CytoDyn Delaware.

REGULATORY APPROVAL

To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the reincorporation merger will be the filing of the Statement of Merger (including the Merger Agreement) with the Secretary of State of Colorado and the filing of the Certificate of Merger with the Secretary of State of Delaware.

APPROVAL REQUIRED

Pursuant to the Colorado Revised Statutes, Proposal 1 must be approved by a majority of all the votes entitled to be cast on the plan.

DISSENTERS’ RIGHTS

Because the shares of CytoDyn Colorado are publicly traded, the holders of such shares do not have dissenters’ rights in connection with the reincorporation. Pursuant to the Colorado Revised Statutes, the holders of the Colorado Series B Convertible Preferred Stock will have dissenters’ rights. The holders of the shares of CytoDyn Delaware are entitled rights under Delaware law in connection with the reincorporation. The sole shareholder of CytoDyn Delaware does not intend to exercise such rights.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE COMPANY TO REINCORPORATE IN DELWARE.

PROPOSAL 2

PROPOSAL TO INCREASE THE COMPANY’S AUTHORIZED CAPITAL TO 200,000,000 SHARES OF COMMON STOCK

The Board of Directors believes it is in the best interest of the Company to increase the number of shares of Common Stock authorized for issuance by 100,000,000 shares of Common Stock, bringing the total number of shares of Common Stock authorized to 200,000,000 shares. These shares do not offer any preemptive rights. The text of the proposed Articles of Amendment is attached hereto as Exhibit D (the “Articles of Amendment”). If the proposal to reincorporate in Delaware is not approved, then this proposal to increase the number of shares of Common Stock authorized for issuance, if approved at the Special Meeting, will become effective and the Company’s number of shares of authorized Common Stock will be increased to 200,000,000 shares upon the filing of the Articles of Amendment with the Secretary of State of Colorado. If the proposal to reincorporate in Delaware is approved, then the Board of Directors may not need to act on this proposal.

REASONS FOR THE INCREASE

Our board of directors believes that it is desirable to have additional authorized shares of common stock available for possible future financings, acquisition transactions, joint ventures and other general corporate purposes. Our board of directors believes that having such additional authorized shares of common stock available for issuance in the future will give us greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders’ meeting unless such approval is expressly required by applicable law. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the overall value of the Company to its shareholders. There are certain advantages and disadvantages of an increase in our authorized common stock. The advantages include:

•	The ability to raise capital by issuing capital stock under the type of transactions described above, or other financing transactions.

•	To have shares of common stock available to pursue business expansion opportunities, if any.

The disadvantages include:

•	The issuance of authorized but unissued stock could be used to deter a potential takeover of our Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with our Board of Directors’ desires. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

•	Shareholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of our existing shareholders.

•	The additional shares of Common Stock for which authorization is sought in this proposal would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding.

Although the Company will need to raise significant capital in the near term as described in its filings with the Securities and Exchange Commission, the Company has no arrangements, agreements, or understandings in place at the present time for the issuance or use of the additional shares of Common Stock to be authorized by the proposed Certificate Amendment. The Board of Directors does not intend to issue any Common Stock or securities convertible into Common Stock except on terms that the Board of Directors deems to be in the best interests of the Company and its shareholders.

Although an increase in the authorized shares of Common Stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the amendment is not in response to any effort of which the Company is aware to accumulate our stock or obtain control of the Company. Nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and shareholders.

If the Company’s shareholders do not approve the increase in authorized shares of Common Stock, then the Company will not be able to increase the total number of authorized shares of Common Stock from 100,000,000 to 200,000,000, and therefore, the Company will be limited in its ability to use shares of Common Stock for financing, acquisitions or other general corporate purposes.

APPROVAL REQUIRED

Pursuant to Colorado Revised Statutes, this proposal will be approved if a quorum exists and the votes cast favoring this proposal exceed the votes cast opposing this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE INCREASE IN THE COMPANY’S AUTHORIZED CAPITAL.

PROPOSAL 3

APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE CYTODYN INC. 2012 EQUITY INCENTIVE PLAN

GENERAL

The Board has approved an amendment to the CytoDyn Inc. 2012 Equity Incentive Plan (the “2012 Equity Incentive Plan”) to increase the number of shares of Common Stock available for issuance thereunder by 2,000,000 shares, from 3,000,000 shares to 5,000,000 shares, and directed that the amendment be submitted to the shareholders for approval at the Special Meeting. The proposed amendment is attached hereto as Exhibit E.

The amendment to the 2012 Equity Incentive Plan is intended to ensure that we can continue to provide an incentive to our employees, directors and consultants by enabling them to share in our future growth. If approved by the shareholders, all of the additional shares will be available for grant as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or as nonqualified stock options, restricted stock awards, stock appreciation rights, or other kinds of equity based compensation available under the 2012 Equity Incentive Plan. If the shareholders do not approve the amendment, no shares will be added to the number of shares available for issuance under the 2012 Equity Incentive Plan.

BACKGROUND

The 2012 Equity Incentive Plan was adopted on December 11, 2012, and approved by the shareholders of the Company at an annual meeting of the Company’s shareholders on the same date. 3,000,000 shares of Common Stock were initially available for awards under the 2012 Equity Incentive Plan. The purposes of the 2012 Equity Incentive Plan are to create incentives which are designed to motivate eligible employees, directors, and consultants to put forth maximum effort toward the success and growth of the Company, and to enable the Company to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to the Company’s success.

The 2012 Equity Incentive Plan currently authorizes for issuance a maximum of only 3,000,000 shares. As of January 6, 2015, the number of shares available for issuance under future awards under the 2012 Equity Incentive Plan was 754,930 shares. We use equity-based incentive compensation as a component of our pay-for-performance philosophy. Our Board does not believe that the number of shares available for issuance under the 2012 Equity Incentive Plan is sufficient in light of our compensation strategy.

The increase represents approximately 3.41% of the total number of outstanding shares of Common Stock as of January 6, 2015. After giving effect to such increase, the number of shares of Common Stock subject to outstanding equity awards and available for issuance pursuant to future awards will represent approximately 4.69% of our total issued and outstanding shares of Common Stock (on a fully diluted basis after giving effect to such future award issuances).

SUMMARY OF KEY TERMS OF THE 2012 EQUITY INCENTIVE PLAN

Under the 2012 Equity Incentive Plan, we may grant awards of options, stock appreciation rights, restricted awards, and Other Stock-Based Awards (as defined in the 2012 Equity Incentive Plan). We refer to these collectively as “Awards.”

Awards under the 2012 Equity Incentive Plan may be granted to (i) employees of the Company or an affiliated entity, (ii) members of the Board who are not employees of the Company or an affiliated entity, and (iii) any consultant or adviser to the Company or an affiliated entity. As of January 6, 2015, two executive officers and seven non-employee directors were considered eligible to participate in the plan. Incentive stock options within the meaning of Section 422 of the Code generally may only be granted to employees of the Company or a subsidiary.

Common Stock delivered by the Company with respect to stock option or restricted stock awards may be authorized and unused Common Stock or Common Stock held in the treasury of the Company.

ADMINISTRATION

The 2012 Equity Incentive Plan is administered by the Board. The Board has the authority to:

•	delegate administration of the 2012 Equity Incentive Plan to a committee or committees of the Board of Directors;

•	promulgate, amend, and rescind rules and procedures relating to the implementation of the 2012 Equity Incentive Plan;

•	select the employees, Non-Employee Directors (as defined in the 2012 Equity Incentive Plan), and Consultants (as defined in the 2012 Equity Incentive Plan) who will be granted Awards;

•	determine the number and types of Awards to be granted to each participant;

•	determine the number of shares, or share equivalents to be subject to each Award;

•	determine the Fair Market Value (as defined in the 2012 Equity Incentive Plan) of shares if no public market exists for such shares;

•	determine the option price, purchase price, base price, or similar feature for any Award;

•	accelerate vesting of Awards and waive any restrictions; and

•	determine all the terms and conditions of all Award Agreements (as defined in the 2012 Equity Incentive Plan), consistent with the requirements of the 2012 Equity Incentive Plan.

AVAILABLE AWARDS UNDER THE 2012 EQUITY INCENTIVE PLAN

The 2012 Equity Incentive Plan is administered by the Compensation Committee of the Board. The types of awards that may be granted by the Compensation Committee under the 2012 Equity Incentive Plan include:

Options. Options to purchase Common Stock may be incentive stock options meeting the requirements of Section 422 of the Code, or nonqualified options which are not eligible for such tax-favored treatment. Up to 2,500,000 shares of Common Stock may be issued pursuant to incentive stock options under the 2012 Equity Incentive Plan. If Proposal 3 is approved by the shareholders, the number of shares of Common Stock that may be issued pursuant to incentive stock options will increase to 4,500,000. Incentive stock options will conform with the statutory and regulatory requirements specified pursuant to Section 422 of the Code, as in effect on the date such incentive stock option is granted. Incentive stock options may not be granted under the 2012 Equity Incentive Plan after

December 12, 2022, and may only be granted to employees of the Company or one of its subsidiaries. If options intended to be incentive stock options are granted to a participant in excess of the $100,000 annual limitation set forth in Section 422(d)(1) of the Code, the options will be incentive stock options to the maximum extent allowed and will be nonqualified stock options as to any excess over that limitation. Incentive stock options must expire not more than 10 years from the date of grant. The 2012 Equity Incentive Plan does not specify a maximum term for nonqualified options. The exercise price per share must be not less than 100% of the fair market value of a share of Common Stock on the date the option is granted for both incentive stock options and nonqualified options. Incentive stock options granted to a participant holding more than 10% of the Common Stock must expire not more than five years from the date of grant, and the exercise price per share must be not less than 110% of the fair market value of a share of Common Stock on the date the option is granted. The Company may not grant options to purchase more than 1,000,000 shares to a single individual during any calendar year.

Stock Appreciation Rights (“SARs”). A recipient of SARs will receive upon exercise an amount equal to the excess (or specified portion thereof) of the fair market value of a share of Common Stock on the date of exercise over the base price, multiplied by the number of shares as to which the rights are exercised. The base price will be designated by the Compensation Committee in the award agreement and may be equal to or higher than the fair market value of the Common Stock on the date of grant. Payment may be in cash, in shares of Common Stock, in other property, in any combination of the foregoing, or in any other form as the Compensation Committee may determine. SARs may be granted in connection with options or other awards or may be granted as independent awards. Not more than 1,000,000 SARs may be granted to a single individual during any calendar year.

Restricted Awards. Restricted awards may take the form of restricted shares or restricted units. Restricted shares are shares of Common Stock which are subject to such limitations as the Compensation Committee deems appropriate, including, but not limited to, restrictions on sale or transfer. Additionally, restricted shares may be subject to forfeiture in the event the recipient terminates employment or service as a director or consultant during a specified period, or fails to meet designated performance goals, if any. Stock certificates representing restricted shares are issued in the name of the recipient but are held by the Company until the expiration of any restrictions, at which time the restrictive legends are removed from the stock certificates. Beginning with the date of issuance of restricted shares and prior to forfeiture, the recipient is entitled to the rights of a shareholder with respect to such shares, including voting and dividend rights. Shares issued as stock dividends will be subject to the same restrictions as the related restricted shares. The Company may not grant restricted share awards for more than 2,500,000 shares of Common Stock under the 2012 Equity Incentive Plan.

Restricted units are awards of units equivalent in value to a share of Common Stock, which similarly may be subject to forfeiture if the recipient terminates employment or service as a director or consultant during a specified period, or fails to meet designated performance goals, if any. At the expiration of such period, payment is made with respect to restricted units in an amount equal to the value of the number of shares covered by the units. Payment may be in cash or unrestricted shares of Common Stock or in any other form approved by the Compensation Committee. The Compensation Committee will establish the terms and conditions of restricted units so that they will comply with or be exempt from the requirements of Section 409A of the Code.

Other Stock-Based Awards. The Compensation Committee may grant other awards that involve payments or grants of shares of Common Stock or are measured by or in relation to shares of Common Stock. The 2012 Equity Incentive Plan provides flexibility to design new types of stock-based or stock-related awards to attract and retain employees, directors and consultants in a competitive environment.

ADJUSTMENTS FOR CHANGES IN CAPITALIZATION

In the event of a change in capitalization, the Compensation Committee will make such proportionate adjustments in the aggregate number of shares for which awards may be granted under the 2012 Equity Incentive Plan, the maximum number of shares which may be awarded to any participant, and the number of shares covered by, and the exercise or base price of, any outstanding awards, as the committee in its sole discretion may deem appropriate.

DURATION, TERMINATION AND AMENDMENT OF THE 2012 EQUITY INCENTIVE PLAN

The 2012 Equity Incentive Plan will remain in effect until December 12, 2022, or, if earlier, when awards have been granted covering all available shares under the 2012 Equity Incentive Plan or the 2012 Equity Incentive Plan is otherwise terminated by the Board. The Board may terminate the 2012 Equity Incentive Plan at any time, but any such termination will not affect any outstanding awards. The Board may also amend the 2012 Equity Incentive Plan from time to time, provided that no amendment may be made without shareholder approval if such approval is required by applicable law or the requirements of an applicable stock exchange or registered securities association. Pursuant to such provisions, the Board has approved an increase to the total number of shares authorized for issuance under the 2012 Equity Incentive Plan from 3,000,000 shares to 5,000,000 shares, and now submits such amendment to shareholders for approval.

INFORMATION REGARDING OUTSTANDING STOCK AWARDS

Information regarding outstanding stock awards made to the Company’s non-employee directors and executive officers as of January 6, 2015, is included in this proxy statement under the headings “Compensation of Directors” and “Executive Compensation.” Dr. Pourhassan and Michael D. Mulholland have been granted stock options for 1,479,545 and 550,000 shares of Common Stock, respectively.

The following table sets forth information regarding outstanding options and rights and shares reserved for future issuance under our existing equity compensation plans as of January 6, 2015.

Equity Compensation Plan Information
Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	4,486,158	$1.27	754,930
Equity compensation plans not approved by security holders (2)	495,000	$1.65	—
Total	4,981,158	$1.31	754,930

(1)	Represents outstanding stock options granted to current or former employees and directors of the Company pursuant to its 2004 Stock Incentive Plan and 2012 Equity Incentive Plan.
(2)	Represents outstanding stock options and warrants issued by the Company as consideration for (i) services in connection with previous private placements of the Company’s debt and equity securities, (ii) certain consulting or advisory services provided to the Company by independent contractors, and (iii) the release of certain claims relating to services provided or alleged to have been provided to the Company, as well as outstanding stock options granted outside of the provisions of the 2004 Stock Incentive Plan to certain of the Company’s current or former employees and directors as compensation for their services.

AGGREGATE PAST GRANTS

As of January 6, 2015, awards covering an aggregate of 4,981,158 shares of our Common Stock had been granted under the 2012 Equity Incentive Plan and the Company’s 2004 Stock Incentive Plan. The following table shows information regarding the distribution of these awards among the persons and groups identified below:

STOCK OPTIONS

Name or Category	Number Shares Subject to Stock Option Awards
Named Executive Officers

Nader Z. Pourhassan President and Chief Executive Officer	1,479,545

Michael D. Mulhohand Chief Financial Officer	550,000

All Current Executive Officers as a group	2,029,545

Previous Executive Officer

Kenneth Van Ness	1,275,000

All Previous Executive Officers as a group	1,275,000

Directors

Anthony D. Caracciolo	236,543

A. Bruce Montgomery	83,836

Carl C. Dockery	33,973

Denis R. Burger	165,616

Gregory A. Gould	275,000

Jordan G. Naydenov	175,000

S. Michael Nobel	111,645

All Directors who are not Executive Officers as a group	1,081,613

All Non-Executive Employees as a group	100,000

All Consultants as a group	495,000

Total issuances under the plan	4,981,158

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS

The 2012 Equity Incentive Plan is intended to comply with or be exempt from the requirements of Section 409A of the Code, which governs deferred compensation. The 2012 Equity Incentive Plan is also intended to comply with certain requirements contained in Section 162(m) of the Code, which relates to the deductibility by the Company of certain executive compensation for federal income tax purposes.

The following discussion summarizes the principal anticipated federal income tax consequences of grants of stock options and other awards under the 2012 Equity Incentive Plan to participants and to the Company. The information in this proxy statement concerning federal income tax consequences is intended only for the general information of shareholders. Participants in the 2012 Equity Incentive Plan should consult their own tax advisors, as the particular terms of individual awards and their specific circumstances likely will affect their particular income tax consequences.

Tax Consequences to Participants

Incentive Stock Options. Incentive stock options under the 2012 Equity Incentive Plan are intended to meet the requirements of Section 422 of the Code. No taxable income results to a participant upon the grant of an incentive stock option or upon the issuance of shares when the option is exercised. The amount realized on the sale or taxable exchange of such shares in excess of the exercise price will be considered a capital gain, except that if such disposition occurs within one year after exercise of the option or two years after grant of the option, the participant will recognize compensation taxable at ordinary income tax rates measured by the amount by which the lesser of (a) the fair market value on the date of exercise or (b) the amount realized on the sale of the shares, exceeds the exercise price. For purposes of determining alternative minimum taxable income, an incentive stock option is treated as a nonqualified option.

Nonqualified Options. No taxable income is recognized upon the grant of a nonqualified option. In connection with the exercise of a nonqualified option, a participant will generally recognize ordinary compensation income (self employment income for non employee directors) in an amount equal to the difference between the fair market value of the shares acquired on the date of exercise and the exercise price. Any gain upon sale of the shares in excess of the fair market value of the shares on the date of exercise will be capital gain and any loss will be capital loss.

Payment of Exercise Price in Shares. The Compensation Committee may permit participants to pay all or a portion of the exercise price of stock options using previously-acquired shares of Common Stock. If an option is exercised and payment is made in previously held shares, there is no taxable gain or loss to the participant other than any gain recognized as a result of exercise of the option, as described above.

SARs. The grant of SARs to a participant will not cause the recognition of income by the participant. Upon exercise of a SAR, the participant will recognize ordinary income equal to the amount of cash payable to the participant plus the fair market value of any shares delivered to the participant.

Restricted Awards. In the case of restricted awards, in general, a participant will not recognize any income upon issuance of an award. Generally, the participant will be required to recognize ordinary compensation income at the date or dates, if any, that shares vest in an amount equal to the value of such shares plus any cash received at the date of vesting. Taxable income generally is not recognized with respect to restricted units until the participant is entitled to delivery of the underlying shares.

Tax Consequences to the Company

To the extent participants qualify for capital gains treatment with respect to the sale of shares acquired pursuant to exercise of an incentive stock option, the Company will not be entitled to any tax deduction in connection with incentive stock options. In all other cases, the Company will be entitled to receive a federal income tax deduction at the same time and in the same amount as the amount which is taxable to participants as ordinary income with respect to awards.

INTERESTS OF DIRECTORS AND OFFICERS

Our directors may grant awards under the 2012 Equity Incentive Plan to themselves as well as our officers, in addition to granting awards to our other employees.

OTHER INFORMATION

A “new plan benefits” table, as described in the SEC’s proxy rules, is not provided because all awards made under the amended and restated Option Plan are discretionary. However, please refer to “Executive Compensation” in this Proxy Statement, which provides information on the grants made in the last fiscal year, and please refer to the description of grants made to our non-employee directors in the last fiscal year under the heading “Compensation of Directors” in this Proxy Statement. Additionally, the table above titled “Aggregate Plan Grants” includes information regarding all of the Awards issued pursuant to the 2012 Equity Incentive Plan since its adoption.

After issuing our annual award to Directors of the Company on June 1, 2015, and prior to the increase in the 2012 Equity Incentive Plan as proposed herein, the Company will have approximately 400,000 shares reserved for issuance under the 2012 Equity Incentive Plan. There are no other contemplated awards at this time, and as such, the approval of Proposal 3 is not required in order to issue any Award.

APPROVAL REQUIRED

Pursuant to Colorado Revised Statutes, this proposal will be approved if a quorum exists and the votes cast favoring this proposal exceed the votes cast opposing this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE CYTODYN INC. 2012 EQUITY INCENTIVE PLAN.

PROPOSAL 4

ADJOURNMENT OF THE SPECIAL MEETING

We are submitting a proposal for consideration at the Special Meeting to authorize the named proxies to approve one or more adjournments or postponements of the Special Meeting if there are not sufficient votes at the Special Meeting to adopt the proposals described herein. In the event insufficient votes are present to approve the aforementioned proposals, we would determine to adjourn or postpone the Special Meeting in order to solicit additional Proxies.

APPROVAL REQUIRED

Pursuant to Colorado Revised Statutes, this proposal will be approved if a quorum exists and the votes cast favoring this proposal exceed the votes cast opposing this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADJOURNMENT PROPOSAL.

COMPENSATION OF DIRECTORS

During fiscal 2014, each director who was not an employee of the Company was entitled to receive: (i) $25,000 in annual compensation; (ii) additional annual cash retainers for committee chairs and committee members ranging from $2,500 to $15,000; (iii) an additional cash retainer of $15,000 for the Chairman of the Board; and (iv) an annual grant on June 1, 2013, of a non-qualified stock option covering 50,000 shares of Common Stock vesting in four equal quarterly installments. At the instructions of the Board, the Company deferred payment of cash director fees for the second half of fiscal 2013 until the Company had sufficient cash resources to make such payments. The deferred payments were paid in full during the second quarter of fiscal 2014.

The following table sets forth certain information regarding the compensation earned by or awarded to each non-employee director for services during fiscal 2014.

Name	Cash Fees	Stock Options(1),(2)	All Other Compensation(3)	Total
Denis R. Burger	$7,974	$8,724	$15,000	$31,698

Anthony D. Caracciolo	56,848	53,498	—	110,346

Gregory A. Gould	50,652	23,292	—	73,944

A. Bruce Montgomery	21,966	19,276	—	41,242

Jordan G. Naydenov	27,500	23,292	—	50,792

S. Michael Nobel	37,500	23,292	—	60,792

(1)	Represents aggregate grant date fair value of options granted during fiscal 2014 pursuant to Black-Scholes valuation model.
(2)	Total number of shares covered by stock options held by each non-employee director at May 31, 2014, were as follows:

No. of Shares
Denis R. Burger	15,616

Anthony D. Caracciolo	186,543

Gregory A. Gould	225,000

A. Bruce Montgomery	33,836

Jordan G. Naydenov	125,000

S. Michael Nobel	61,645

(3)	Represents consulting fees in a monthly amount of $5,000 beginning March 1, 2014.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(3)	Option Awards ($)(4)	All Other Compensation ($)(5)	Total ($)
Nader Z. Pourhassan,	2014	265,000	100,000	72,659	9,863	447,522
President and Chief Executive Officer (1)	2013	212,969	177,500	409,372	7,852	807,693
Michael D. Mulholland,	2014	225,000	92,500	54,494	8,063	380,057
Chief Financial Officer (2)	2013	82,228	87,500	241,306	1,313	412,347

(1)	Dr. Pourhassan served as the Company’s Chief Operating Officer until June 30, 2011, when he ceased to be an executive officer and accepted a position as the Company’s Managing Director of Business Development. Dr. Pourhassan was appointed interim President and Chief Executive Officer on September 10, 2012, and President and Chief Executive Officer in December 2012.
(2)	Mr. Mulholland was appointed as the Company’s Chief Financial Officer effective December 13, 2012.
(3)	Bonuses for fiscal 2013 were paid in cash in the amount of $113,750 to Dr. Pourhassan and $43,750 to Mr. Mulholland, with the balance paid in shares of Common Stock, net of tax withholding. One-half of bonuses for fiscal 2014 were paid in cash shortly following fiscal year-end; the balance was paid on October 11, 2014.
(4)	Option awards represent the grant date fair value of the awards pursuant to FASB ASC Topic 718, as described in Note 5 “Stock Options and Warrants” in the Notes to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended May 31, 2014, to which reference is hereby made.
(5)	“All Other Compensation” represents the Company’s contributions to the CytoDyn Inc. 401(k) Profit Sharing Plan.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding outstanding stock options awarded to each of our named executive officers as of May 31, 2014. No stock awards were outstanding at May 31, 2014.

Name	Number of securities underlying unexercised options/ exercisable	Number of securities underlying unexercised options/ unexercisable	Option exercise price ($)	Option expiration date
Nader Z. Pourhassan (1)	125,000	—	$1.80	10/10/2015
	343,750	156,250	$2.00	07/31/2016
	54,545	—	$2.75	03/23/2017
	200,000	400,000	$0.80	05/31/2018
	—	200,000	$0.64	05/29/2019
Michael D. Mulholland (2)	33,333	66,667	$1.40	12/13/2017
	100,000	200,000	$0.80	05/31/2018
	—	150,000	$0.64	05/29/2019

(1)	Option expiring in 2016 vests as follows: 125,000 shares on July 31, 2012; 125,000 shares on July 31, 2013, and 31,250 shares quarterly through July 31, 2015. Option expiring in 2018 vests in three equal annual installments beginning on May 31, 2014. Option expiring in 2019 vests in three equal annual installments beginning on May 29, 2015.

(2)	Option expiring in 2017 vests in three equal annual installments beginning December 13, 2013. Option expiring in 2018 vests in three equal annual installments beginning May 31, 2014. Option expiring in 2019 vests in three equal annual installments beginning on May 29, 2015.

ADDITIONAL COMPENSATION INFORMATION

Employee Pension, Profit Sharing or Other Retirement Plans

Effective January 1, 2010, we adopted a profit sharing plan, qualifying under Section 401(k) of the Internal Revenue Code and covering substantially all of our employees. We match participants’ contributions in cash, not to exceed 3 percent of the participant’s total compensation. We do not have any other defined benefit pension plan, profit sharing or retirement plan.

Employment Agreement

The Company amended and restated Dr. Pourhassan’s Employment and Non-Compete Agreement effective as of January 6, 2015. Dr. Pourhassan’s Amended and Restated Employment Agreement provides for an annual base salary of $325,000 and for payment of an annual bonus of 100% of base salary, subject to achievement of certain performance objectives, and which may be payable, at the Board’s discretion, in cash or equally in cash and stock of the Company. Dr. Pourhassan’s employment agreement also provides for an annual supplemental bonus, subject to the sole discretion of the Board, in an amount to be determined by the Board. The employment agreement includes customary non-compete and non-solicitation provisions.

The Company entered into an Employment and Non-Compete Agreement effective as of January 6, 2015, with Mr. Mulholland that provides for an annual base salary of $250,000. Mr. Mulholland’s employment agreement also provides for payment of an annual bonus of 50% of base salary subject to achievement of certain performance objectives and which may be payable, at the Board’s discretion, in cash or equally in cash and stock of the Company. The employment agreement includes customary non-compete and non-solicitation provisions

PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL

Employee stock options granted after December 1, 2012, vest in full automatically when a change in control of the Company occurs; employee stock options granted before December 1, 2012, will vest in full if the Compensation Committee so decides on or before the date a change in control occurs.

In addition to the foregoing, in the event the Company terminates either Dr. Pourhassan’s or Mr. Mulholland’s employment without cause, each of their respective employment agreements provide for (i) payments equal to the sum of twelve months of base salary (except that such amount shall not be payable if, as of the effective time of the executive’s termination, the Board determines either that the Company has less than $4.0 million in cash-on-hand, or that the net worth of the Company, defined as the total assets of the Company less the total liabilities of the Company, is less than $5.0 million), and (ii) all stock options and other awards that the executive may have shall vest and (if applicable) become immediately exercisable.

In the event the Company terminates Dr. Pourhassan’s or Mr. Mulholland’s employment without cause, or the executive resigns for good reason, within twelve months following a change in control, as defined in their respective employment agreements, each of their respective employment agreements provide for (i) payments equal to the sum of eighteen months of base salary (in lieu of, and not in addition to, the twelve months’ base salary that may be payable upon a termination without cause not within twelve months following a change in control), and (ii) all stock options and other awards that the executive may have shall vest and (if applicable) become immediately exercisable.

“Cause” means: (i) a material act, or act of fraud, committed by the executive that is intended to result in the executive’s personal enrichment to the detriment or at the expense of the Company; (ii) a felony conviction; (iii) willful and continued failure by the executive to perform his duties, which failure is not cured upon ten (10) days’ notice (unless such failure is not susceptible to cure); or (iv) a violation of the inventions and non-disclosure agreement between the Company and executive.

“Good Reason” means the occurrence of any of the following: (1) a material breach by the Company of the terms of the executive’s employment agreement; (2) a material reduction in the executive’s base salary; (3) a material diminution in the executive’s duties; or (4) a relocation by the Company by more than 50 mile from Vancouver, Washington.

STOCK OWNERSHIP BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT

BENEFICIAL OWNERSHIP TABLE

The following table sets forth the beneficial ownership of our Common Stock as of January 6, 2015, by (i) each person or entity who is known by us to own beneficially more than 5 percent of the outstanding shares of Common Stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our current directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Percent of Total (2) (3)

Owners of more than 5 percent:

Jordan G. Naydenov	4,259,742	(4)	7.2%

Alpha Ventures Capital Partners, LP	3,415,023	(5)	5.7%

Directors and Executive Officers:

Jordan G. Naydenov	4,259,742	(4)	7.2%

Carl C. Dockery	3,415,023	(5)	5.7%

Nader Z. Pourhassan	1,252,851	(6)	2.1%

Anthony D. Caracciolo	286,179	(7)	*

Gregory A. Gould	281,676	(8)	*

Michael D. Mulholland	192,709	(9)	*

S. Michael Nobel	104,770	(10)	*

A. Bruce Montgomery	71,336	(11)	*

Denis R. Burger	53,116	(12)	*

All Current Directors and Executive Officers as a Group (8 persons)	9,917,402		16.0%

*	Less than 1% of the outstanding shares of Common Stock.
(1)	Unless otherwise indicated, the business address of each current director and executive officer is c/o CytoDyn Inc., 1111 Main Street, Suite 660, Vancouver, Washington 98660.
(2)	Shares of common stock subject to options, warrants or other convertible securities that are exercisable or convertible currently or within 60 days of January 6, 2015, are deemed outstanding for purposes of computing the number of shares beneficially owned and percentage ownership of the person or group holding such options, warrants or convertible securities, but are not deemed outstanding for computing the percentage of any other person.
(3)	Percentages are based on 58,733,475 shares of common stock outstanding.
(4)	Includes: (i) 4,097,242 shares of common stock directly held by Mr. Naydenov; (ii) 162,500 shares of common stock subject to options.
(5)	Includes (i) 230,769 shares of common stock held in the name of Alpha Ventures Capital Fund LP; (ii) 1,864,931 shares of common stock held in the name of Alpha Ventures Capital Partners LP; (iii) 115,385 warrants exercisable for 115,385 shares of common stock held in the name of Alpha Ventures Capital Fund LP; (iv) 1,182,465 warrants exercisable for 1,182,465 shares of common stock held in the name of Alpha Ventures Capital Partners LP; (v.) 21,473 shares of common stock subject to options. The address of Alpha Venture Capital Partners, L.P. is P.O. Box 2477, Lakeland, Florida 33806-2477.

(6)	Includes: (i) 60,056 shares of common stock directly held by Dr. Pourhassan; (ii) 375,750 shares beneficially owned by Dr. Pourhassan’s wife; and (iii) 817,045 shares of common stock subject to options held by Dr. Pourhassan.
(7)	Includes 62,136 shares of common stock directly held by Mr. Caracciolo and 224,053 shares of common stock subject to options.
(8)	Includes 19,176 shares of common stock directly held by Mr. Gould and 262,500 shares of common stock subject to options.
(9)	Includes 26,043 shares of common stock directly held by Mr. Mulholland and 166,666 shares of common stock subject to options.
(10)	Includes 5,625 shares of common stock directly held by Dr. Nobel and 99,145 shares of common stock subject to options.
(11)	Represents shares of common stock subject to options.
(12)	Represents shares of common stock subject to options.

OTHER MATTERS

Management is not aware of any matters to be brought before the Special Meeting other than those discussed above. However, if any other business properly comes before the Special Meeting, the persons named in the accompanying form of proxy will vote or refrain from voting on the matter pursuant to the discretionary authority given in the proxy.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Communications by shareholders to the Board should be submitted in writing to Board of Directors, c/o CytoDyn Inc., 1111 Main Street, Suite 660, Vancouver, Washington 98660. Communications to individual directors or committees should be sent to the attention of the intended recipient. Communications will be forwarded to the chair of the Audit Committee, who will be primarily responsible for monitoring communications to the Board (or its members or committees) and for forwarding communications as he or she deems appropriate. Communications will not be forwarded if they do not appear to be within the scope of the Board’s (or such other intended recipient’s) responsibilities or are otherwise inappropriate or frivolous.

SHAREHOLDER PROPOSALS FOR ANNUAL MEETING IN 2015

In order to be eligible for inclusion in the proxy materials of the Company for the 2015 Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received by March 20, 2015. Any such proposal should comply with the SEC’s rules governing shareholder proposals submitted for inclusion in proxy materials. Proposals should be addressed to Secretary, CytoDyn Inc., 1111 Main Street, Suite 660, Vancouver, Washington 98660. In addition, if the Company receives notice of a shareholder proposal after June 3, 2015, the persons named as proxies in such proxy statement and form of proxy will have discretionary authority to vote on such shareholder proposal.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by the Company. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet and in person.

The expenses of preparing, printing and distributing this Proxy Statement and the accompanying form of proxy and the cost of soliciting proxies will be borne by the Company.

Copies of soliciting materials will be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to the beneficial owners of shares of Common Stock for whom they hold shares, and the Company will reimburse them for their reasonable out-of-pocket expenses in connection therewith.

The Company has also retained Alliance Advisors LLC to assist it in the solicitation of proxies. Alliance Advisors LLC will solicit proxies on behalf of the Company from individuals, brokers, bank nominees and other institutional holders in the same manner described above. Alliance Advisors LLC will receive a fee of $7,000, plus approved and reasonable out of pocket expenses, for its services to the Company for the solicitation of the proxies. The Company has also agreed to indemnify Alliance Advisors LLC against certain claims.

WHERE YOU CAN FIND MORE INFORMATION

The SEC maintains a website that contains reports, proxies and information statements and other information regarding the Company and other issuers that file electronically with the SEC at www.sec.gov. The Company’s proxy statements, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC’s website. Shareholders may also read and copy materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

INCORPORATION BY REFERENCE

The SEC allows the Company to “incorporate by reference” into this Proxy Statement documents it files with the SEC. This means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this Proxy Statement, and later information that the Company filed with the SEC as specified below will update and supersede that information. Except to the extent that information is deemed furnished and not filed pursuant to securities laws and regulations, the Company incorporates by reference the following filing:

•	The Company’s 2014 Annual Report on Form 10-K for the fiscal year ended May 31, 2014, filed on July 10, 2014; and

•	The Company’s Quarterly Reports on Form 10-Q for the quarters ended August 31, 2014 and November 30, 2014, as filed on October 10, 2014 and January 12, 2015, respectively.

•	The Company’s Current Reports on Form 8-K, as filed on August 25, 2014, October 1, 2014, November 20, 2014 and January 7, 2015.

January 23, 2015	CYTODYN INC.

If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors LLC

200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003

(855) 973-0093

Banks and Brokers Call: (973) 873-7721

Exhibit A

AGREEMENT AND PLAN OF MERGER

of

CYTODYN INC.

a Colorado Corporation

with and into

CYTODYN INC.

a Delaware Corporation

AGREEMENT AND PLAN OF MERGER, dated as of the 12 day of January, 2015 by and between CytoDyn Inc., a corporation organized under the laws of the State of Colorado (“CytoDyn CO”), and CytoDyn Inc. a wholly-owned subsidiary of CytoDyn CO organized under the laws of the State of Delaware (“Merger Corp.”). The two corporations are hereinafter sometimes called the “Constituent Corporations”.

WITNESSETH

WHEREAS, the Boards of Directors of the Constituent Corporations deem it advisable and generally to the welfare and in the best interests of the Constituent Corporations that CytoDyn CO be merged with and into Merger Corp. under the terms and conditions hereinafter set forth, such merger to be effected pursuant to the Colorado Business Corporation Act (“CBCA”) and the General Corporation Law of the State of Delaware (“DGCL”) in a transaction qualifying as a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended;

NOW THEREFORE, the Constituent Corporations, parties to this Agreement and Plan of Merger, in consideration of the mutual covenants, agreements and provisions hereinafter contained, do hereby prescribe the terms and conditions of such merger and mode of carrying the same into effect as follows:

FIRST: CytoDyn CO shall merge with and into its wholly-owned subsidiary, Merger Corp., and Merger Corp. shall succeed to the assets of CytoDyn CO and assume the liabilities and obligations of CytoDyn CO (the “Merger”). A Certificate of Merger of Foreign Corporation into a Domestic Corporation (the “Delaware Certificate”) will be duly prepared and executed by CytoDyn CO and Merger Corp. and thereafter delivered to the Secretary of State of the State of Delaware for filing in accordance with the DGCL, and a Statement of Merger (together with the Delaware Certificate, the “Certificates”) will be duly prepared and executed by CytoDyn CO and Merger Corp. and thereafter delivered to the Department of the Secretary of State of the State of Colorado for filing in accordance with the CBCA. The Merger will become effective at such time as may be set forth in the Certificates (the “Effective Time”). Following the Merger, Merger Corp. will continue as the surviving corporation of the Merger (the “Surviving Corporation”) in accordance with applicable law and the separate existence of CytoDyn CO shall cease.

SECOND: The Certificate of Incorporation of Merger Corp. will be the Certificate of Incorporation of the Surviving Corporation.

THIRD: The effect of the Merger on the capital stock of CytoDyn CO and Merger Corp. shall be as follows:

(a) At the Effective Time, the presently issued and outstanding shares of capital stock of CytoDyn CO shall be changed and converted into shares of the capital stock of the Surviving Corporation as follows: (i) each share of common stock, no par value per share, of CytoDyn CO which shall be outstanding immediately prior to the Effective Time (the “Common Stock”), and all rights in respect thereof, shall, without any further action on the part of anyone, be changed and converted into one (1) share of Common Stock, par value $0.001 per share, of the Surviving Corporation; (ii) each share of Series B Convertible Preferred Stock, no par value per share, of CytoDyn CO which shall be outstanding immediately prior to the Effective Time (the “Series B Convertible Preferred Stock”), and all rights in respect thereof, shall, without any further action on the part of anyone, be changed and converted into one (1) share of Series B Convertible Preferred Stock, par value $0.001 per share, of the Surviving Corporation; and (iii) each option, warrant or other right which shall be outstanding immediately prior to the Effective Time and which shall evidence the right to purchase one or more shares of the Common Stock of CytoDyn CO (a “CO Derivative”), and all rights in respect thereof, shall, without any further action on the part of anyone, be changed and converted into an option, warrant or other right of the Surviving Corporation (the “Surviving Derivative”) having the same terms and conditions as the corresponding CO Derivative except that for each share of Common Stock covered by the CO Derivative, the Surviving Derivative shall provide for one share of the Common Stock of the Surviving Corporation.

(b) At the Effective Time, the shares of capital stock of Merger Corp. which shall be outstanding immediately prior to the Effective Time shall, without any further action on the part of anyone, be canceled.

(c) After the Effective Time, each holder of a certificate or certificates which theretofore represented shares of Common Stock of CytoDyn CO shall cease to have any rights as a stockholder of CytoDyn CO except the right to receive shares of Common Stock of the Surviving Corporation pursuant to subsection (a) above and except as such are expressly reserved to such stockholder by statute and each holder of a certificate or certificates which theretofore represented shares of Series B Convertible Preferred Stock of CytoDyn CO shall cease to have any rights as a stockholder of CytoDyn CO except the right to receive shares of Series B Convertible Preferred Stock of the Surviving Corporation pursuant to subsection (a) above and except as such are expressly reserved to such stockholder by statute. After the Effective Time, each holder of any outstanding certificate or certificates representing shares of Common Stock or Series B Convertible Preferred Stock of CytoDyn CO may surrender the same to the Surviving Corporation and each such holder shall be entitled upon such surrender to receive such number of shares of Common Stock or Series B Convertible Preferred Stock, as the case may be, of the Surviving Corporation as provided in subsection (a) above. The certificates representing the outstanding shares of the capital stock of CytoDyn CO to be converted into the capital stock of the Surviving Corporation, as provided herein, will, upon such surrender, be treated by the Surviving Corporation as null and void for all corporate purposes and will be deemed canceled.

2

FOURTH: The By-laws of Merger Corp. as they shall exist immediately prior to the Effective Time shall be and remain the By-laws of the Surviving Corporation until the same shall be altered, amended or repealed as therein provided or in accordance with applicable law.

FIFTH: The directors and the members of the various committees of the board of directors of CytoDyn CO at the Effective Time shall, from and after the Effective Time, be the directors and members of such committees of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal. Subsequent elections of directors by the Surviving Corporation shall be conducted in accordance with the provisions of the Surviving Corporation’s Certificate of Incorporation and By-laws.

SIXTH: At and after the Effective Time, the officers of CytoDyn CO immediately prior to the Effective Time shall become the officers of the Surviving Corporation and shall serve in accordance with the By-laws of the Surviving Corporation.

SEVENTH: At and after the Effective Time, the Surviving Corporation shall succeed to and possess, without further act or deed, all the rights, privileges, obligations, powers and franchises, both public and private, and all of the property, real, personal and mixed, of each of the Constituent Corporations; all debts due to either of the Constituent Corporations on whatever account, as well as for stock subscriptions, shall be vested in the Surviving Corporation; all claims, demands, property, rights, privileges, powers and franchises and every other interest of either of the Constituent Corporations shall be as effectively the property of the Surviving Corporation as they were of either of the respective Constituent Corporations; the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger, but shall be vested in the Surviving Corporation; the title to any bank accounts, in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger, but shall be vested in the Surviving Corporation; all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired; all debts, liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; and the Surviving Corporation shall indemnify and hold harmless the officers and directors of each of the Constituent Corporations against all such debts, liabilities and duties and against all claims and demands arising out of the Merger.

EIGHTH: As and when requested by the Surviving Corporation or by its successors or assigns, CytoDyn CO will execute and deliver or cause to be executed and delivered all such deeds and instruments and will take or cause to be taken all such further action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of any property of either of the Constituent Corporations acquired by the Surviving Corporation by reason or as a result of the Merger herein provided for and otherwise to carry out the intent and purposes hereof, and the officers and directors of CytoDyn CO and the officers and directors of the Surviving Corporation are fully authorized in the name of CytoDyn CO or otherwise to take any and all such action.

3

NINTH: This Agreement and Plan of Merger shall be submitted to the stockholders of CytoDyn CO and Merger Corp. as and to the extent provided by applicable law. This Agreement and Plan of Merger constitutes a Plan of Reorganization under the Internal Revenue Code, Section 368, as well as a Plan of Merger, to be carried out in the manner, on the terms and subject to the conditions herein set forth.

TENTH: All corporate acts, plans, policies, approvals and authorizations of CytoDyn CO, its stockholders, board of directors, committees elected or appointed by the board of directors, officers and agents, which were valid and effective immediately prior to the Effective Time shall be taken for all purposes as the acts, plans, policies, approvals and authorizations of the Surviving Corporation and shall be effective and binding thereon as they were on CytoDyn CO. The employees of CytoDyn CO shall become the employees of the Surviving Corporation and continue to be entitled to the same rights and benefits they enjoyed as employees of CytoDyn CO.

ELEVENTH: The officers and directors of the Constituent Corporations, and from and after the Effective Time, the Surviving Corporation, shall be and hereby are authorized to execute, acknowledge and deliver all instruments and do all acts and things necessary or desirable and proper to effect the Merger and to carry out the purposes of this Agreement and Plan of Merger.

TWELFTH: THIS AGREEMENT AND PLAN OF MERGER SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement and Plan of Merger as of the date first set forth above.

CYTODYN INC. (a Delaware corporation)

By:	/s/ Nader Z. Pourhassan
Nader Z. Pourhassan, President and CEO

CYTODYN INC. (a Colorado corporation)

By:	/s/ Nader Z. Pourhassan
Nader Z. Pourhassan, President and CEO

4

Exhibit B

CERTIFICATE OF INCORPORATION

OF

CYTODYN INC.

ARTICLE I

The name of the Company is CytoDyn Inc.

ARTICLE II

The address of the registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at that address is The Corporation Trust Company.

ARTICLE III

The purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

CAPITAL STOCK

The total number of shares of capital stock which the Company shall have authority to issue is Two Hundred and Five Million (205,000,000), of which (i) Two Hundred Million shares shall be a class designated as common stock, par value $0.001 per share (the “Common Stock”), and (ii) Five Million (5,000,000) shares shall be a class designated as preferred stock, par value $0.001 per share (the “Preferred Stock”).

The number of authorized shares of Common Stock or Preferred Stock may from time to time be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of stock of the Company entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Common Stock or the Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this Certificate (including pursuant to any certificate of designation of any series of Preferred Stock).

The powers, preferences and rights of, and the qualifications, limitations and restrictions upon, each class or series of stock shall be determined in accordance with, or as set forth below in, this Article IV.

A. COMMON STOCK

1. Voting. Each holder of record of Common Stock, as such, shall have one vote for each share of Common Stock which is outstanding in his, her or its name on the books of the Company on all matters on which stockholders are entitled to vote generally. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate (including any certificate of designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate (including any certificate of designation relating to any series of Preferred Stock) or pursuant to the DGCL. Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled to only such voting rights, if any, as shall expressly be granted thereto by this Certificate (including any certificate of designation relating to such series of Preferred Stock).

2. Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends, dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Company legally available for the payment of dividends, but only when and as declared by the Board of Directors or any authorized committee thereof.

3. Liquidation. Upon the dissolution, liquidation or winding up of the Company, after payment or provision for payment of the debts and other liabilities of the Company and subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the distribution of assets of the Company upon such dissolution, liquidation or winding up of the Company, the holders of Common Stock shall be entitled to receive the remaining assets of the Company available for distribution to its stockholders ratably in proportion to the number of shares held by them.

B. PREFERRED STOCK

The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, and the powers (including voting powers, if any), preferences and relative, participating, optional and other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series of Preferred Stock. The powers, preferences and relative, participating, optional and other special rights of, and the qualifications, limitations or restrictions thereof, of each series of Preferred Stock, if any, may differ from those of any and all other series at any time outstanding.

The following is a statement of the designations, preferences, qualifications, limitations, privileges and restrictions and the special or relative rights granted to or imposed upon the shares of each class of Preferred Stock of the Corporation which has been designated as of the date hereof:

Series B Convertible Preferred Stock

The number of shares of this series of Preferred Stock shall be 400,000 shares. The powers, designations, preferences and relative, participating, optional or other special rights of the shares of this series of Preferred Stock and the qualifications, limitations and restrictions of such preferences and rights shall be as follows:

1. Dividend Provisions.

(a) The holders of record of the outstanding shares of Series B Convertible Preferred Stock shall be entitled to receive, out of any assets at the time legally available therefore and when and as declared by the Board of Directors, dividends at the rate of $.25 per share per annum from the date of issuance of the Series B Convertible Preferred Stock. Dividends on the Series B Convertible Preferred Stock shall be cumulative, shall accrue, whether or not declared and whether or not there are any profits, surplus or other funds or assets of the Corporation legally available therefore, and, at the Corporation’s option, at the time the shares of Series B Convertible Preferred Stock are converted into shares of the Corporation’s common stock shall either (i) be paid in cash, or (ii) be paid with restricted shares of the Corporation’s common stock. In the event the Corporation shall declare a distribution (other than any distribution described above) payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights to purchase any such securities or evidences of indebtedness, then, in each such case the holders of the Series B Convertible Preferred Stock shall be entitled to a proportionate share of any such distribution as though the holders of the Series B Convertible Preferred Stock were the holders of the number of shares of Common Stock of the Corporation into which their respective shares of Series B Convertible Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

(b) In the event that the Corporation elects to pay any dividends with shares of the Corporation’s common stock, the shares being issued for the interest will be valued at $.50 per share.

2. Liquidation Preference.

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holder of each share of Series B Convertible Preferred Stock shall be entitled to receive, out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock, an amount per share equal to $5.00 plus any accrued and unpaid dividends. If the assets and funds to be distributed among the holders of the Series B Convertible Preferred Stock shall be insufficient to permit the payment of the full aforesaid preferential amount to such holders, then the entire assets and funds of the Corporation legally available for the distribution shall be distributed among the holders of the Series B Convertible Preferred Stock in proportion to the aggregate preferential amount of all shares of Series B Convertible Preferred Stock held by them.

3. Conversion. The Series B Convertible Preferred Stock may be converted into shares of the Corporation’s Common Stock on the following terms and conditions (the “Conversion Rights”):

(a) Option to Convert. Commencing as soon as the Corporation has sufficient authorized and unissued shares of its Common Stock available for all outstanding shares of Series B Convertible Preferred Stock to be converted, holders of the Series B Convertible Preferred Stock shall have the right to convert all or a portion of their shares into shares of Common Stock at any time or from time to time upon notice to the Corporation on the terms and conditions set forth herein.

(b) Mechanics of Conversion. Upon the election of a holder of the Series B Convertible Preferred Stock to convert shares of such Preferred Stock, the holder of the shares of Series B Convertible Preferred Stock which are converted shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any authorized transfer agent for such stock together with a written statement that he elects to convert his preferred stock to common stock. The Corporation or the transfer agent shall promptly issue and deliver at such office to such holder of Series B Convertible Preferred Stock a certificate or certificates for the number of shares of Common Stock to which such holder is thereby entitled. The effective date of such conversion shall be a date not later than 30 days after the date upon which the holder provides written notice of his election to convert to the Corporation or transfer agent.

(c) Conversion Ratio. Each share of Series B Convertible Preferred Stock may be converted into ten (10) fully paid restricted shares of Common Stock (except as adjusted pursuant to paragraph 3(d) below). In the event that upon conversion of shares of Series B Convertible Preferred Stock a holder shall be entitled to a fraction of a share of Common Stock, no fractional share shall be issued and in lieu thereof the Corporation shall pay to the holder cash equal to the fair value of such fraction of a share.

(d) Adjustment of Conversion Rate. If the Corporation shall at any time, or from time to time, after the effective date hereof effect a reverse stock split of the outstanding Common Stock, or if the Corporation at any time or from time to time after the effective date hereof shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the number of shares of Common Stock issuable upon conversion of the Series B Convertible Preferred Stock shall be proportionately adjusted as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date.

(e) Adjustment for Merger or Reorganization. If at any time after the issuance date there shall occur any reorganization, recapitalization, consolidation, merger or other reorganization event involving the Corporation, then following any such reorganization each share of Series B Convertible preferred Stock shall thereafter be convertible, in lieu of the shares of common stock into which it was convertible prior to such event, into the kind and amount of securities, cash or other property which a holder of the number of shares of common stock of the Corporation issuable upon conversion of one share of Series B Convertible Preferred Stock immediately prior to such reorganization would have been entitled to receive pursuant to such transaction.

(f) No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all of the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Convertible Preferred Stock against impairment.

(g) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times use its best efforts to reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series B Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Convertible Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all outstanding shares of Series B Convertible Preferred Stock, the Corporation will take such corporate action as is necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

4. Status of Converted or Reacquired Stock. In case any shares of Series B Convertible Preferred Stock shall be converted pursuant to Section 3 hereof, the shares so converted shall cease to be a part of the authorized capital stock of the Corporation.

5. Voting Rights. The Series B Convertible Preferred Stock does not have any voting rights.

6. Notices. Any notice required to be given to holders of shares of Series B Convertible Preferred Stock shall be deemed given upon deposit in the United States mail, postage prepaid, addressed to such holder of record at his address appearing on the books of the Corporation, or upon personal delivery of the aforementioned address.”

ARTICLE V

STOCKHOLDER ACTION

1. Action without Meeting. Except as otherwise provided herein, any action required or permitted to be taken by the stockholders of the Company at any annual or special meeting of stockholders of the Company must be effected at a duly called annual or special meeting of stockholders at which a quorum is present and acting throughout and may not be taken or effected by a written consent of stockholders in lieu thereof, provided, however, that any action required or permitted to be taken by the holders of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable certificate of designation relating to such series of Preferred Stock.

2. Special Meetings. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Preferred Stock, special meetings of the stockholders of the Company may be called only by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Whole Board. For purposes of this Certificate, the term “Whole Board” shall mean the total number of authorized Directors whether or not there exist any vacancies in previously authorized directorships. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Company.

ARTICLE VI

DIRECTORS

1. General. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors except as otherwise provided herein or required by law.

2. Election of Directors. Election of Directors need not be by written ballot unless the Bylaws of the Company (the “Bylaws”) shall so provide.

3. Number of Directors; Term of Office. Except as otherwise provided for or fixed pursuant to the provisions of Article IV (including any certificate of designation of any series of Preferred Stock) and this Article VI relating to the rights of the holders of any series of Preferred Stock to elect additional directors, the number of Directors of the Company shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. . At each annual meeting of stockholders, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the next annual meeting of stockholders after their election.

Notwithstanding the foregoing, whenever, pursuant to the provisions of Article IV of this Certificate, the holders of any one or more series of Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate and any certificate of designations applicable thereto.

During any period when the holders of any series of Preferred Stock have the right to elect additional Directors, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of Directors shall automatically be increased by such specified number of Directors, and the holders of such Preferred Stock shall be entitled to elect the additional Directors so provided for or fixed pursuant to said provisions, and (ii) each such additional Director shall serve until such Director’s successor shall have been duly elected and qualified, or until such Director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, resignation, retirement, disqualification or removal. Except as otherwise provided by the Board of Directors in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional Directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional Directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional Directors, shall forthwith terminate and the total authorized number of directors of the Company shall be reduced accordingly.

4. Vacancies. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect Directors and to fill vacancies in the Board of Directors relating thereto, any and all vacancies in the Board of Directors, however occurring, including, without limitation, by reason of an increase in size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely and exclusively by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors, and not by the stockholders. Any Director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term and until such Director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal.

5. Removal. Subject to the rights, if any, of any series of Preferred Stock to elect Directors and to remove any Director whom the holders of any such stock have the right to elect, any Director (including persons elected by Directors to fill vacancies in the Board of Directors) may be removed from office (i) only with cause and (ii) only by the affirmative vote of the holders of at least a majority in voting power of the shares then entitled to vote at an election of Directors.

ARTICLE VII

LIMITATION OF LIABILITY

A Director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (a) for any breach of the Director’s duty of loyalty to the Company or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL or (d) for any transaction from which the Director derived an improper personal benefit. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Company shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Any repeal or modification of this Article VII, shall not adversely affect any right or protection existing at the time of such repeal or modification with respect to any acts or omissions occurring before such repeal or modification of a person serving as a Director at the time of such repeal or modification.

ARTICLE VIII

AMENDMENT OF BY-LAWS

1. Amendment by Directors. Except as otherwise provided by law, the Bylaws of the Company may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the Board.

2. Amendment by Stockholders. The Bylaws of the Company may be amended or repealed by the stockholders at any annual meeting of stockholders, or special meeting of stockholders called for such purpose as provided in the Bylaws, by the affirmative vote of the holders of at least a majority in voting power of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class.

ARTICLE IX

AMENDMENT OF CERTIFICATE OF INCORPORATION

The Company reserves the right to amend or repeal this Certificate in the manner now or hereafter prescribed by statute and this Certificate, and all rights conferred upon stockholders herein are granted subject to this reservation. In addition to any other vote required by law or this Certificate, the affirmative vote of the holders of at least a majority in voting power of the outstanding shares entitled to vote on such amendment or repeal, shall be required to amend or repeal any provision of Article V, Article VI, Article VII, Article VIII or Article IX of this Certificate.

ARTICLE X

EXCLUSIVE JURISDICTION

Unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, creditors or other constituents; (iii) any action asserting a claim against the Company or any Director or officer of the Company arising pursuant to, or a claim against the Company or any Director or officer of the Company with respect to the interpretation or application of any provision of, the DGCL, this Certificate or the Bylaws of the Company; or (iv) any action asserting a claim governed by the internal affairs doctrine in each such case subject to said court having personal jurisdiction over the indispensable parties named as defendants therein; provided, that, if and only if the Court of Chancery of the State of Delaware dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state court sitting in the State of Delaware. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the provisions of this Article X.

THIS CERTIFICATE OF INCORPORATION is duly executed by its incorporator this 12th day of January, 2015.

By:	/s/ Michael D. Mulholland
Name:	Michael D. Mulholland
Title:	Incorporator
1111 Main Street, Suite 660 Vancouver, Washington 98660

Exhibit C

BY-LAWS

OF

CYTODYN INC.

(the “Corporation”)

ARTICLE I

Stockholders

SECTION 1. Annual Meeting. The annual meeting of stockholders (any such meeting being referred to in these By-laws as an “Annual Meeting”) shall be held at the hour, date and place, if any, within or without the United States which is fixed by the Board of Directors, which time, date and place may subsequently be changed at any time by vote of the Board of Directors.

SECTION 2. Notice of Stockholder Business and Nominations.

(a) Annual Meetings of Stockholders.

(1) Nominations of persons for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be brought before an Annual Meeting only (i) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this By-law, who is entitled to vote at the meeting, and who complies with the notice procedures set forth in this By-law as to such nomination or business. For the avoidance of doubt, the foregoing clause (iii) shall be the exclusive means for a stockholder to bring nominations or business properly before an Annual Meeting (other than matters properly brought under Rule 14a-8 (or any successor rule) under the Securities Exchange Act of 1934, as amended (with the rules and regulations promulgated thereunder, the “Exchange Act”)), and such stockholder must comply with the notice and other procedures set forth in Article I, Section 2 of this By-law to bring such nominations or business properly before an Annual Meeting. In addition to the other requirements set forth in this By-law, for any proposal of business (other than the nomination of persons for election to the Board of Directors) to be considered at an Annual Meeting, it must be a proper subject for action by stockholders of the Corporation under Delaware law.

(2) For nominations or other business to be properly brought before an Annual Meeting by a stockholder pursuant to clause (iii) of Article I, Section 2(a)(1) of this By-law, the stockholder must (i) have given Timely Notice (as defined below) thereof in writing to the Secretary of the Corporation, (ii) have provided any updates or supplements to such notice at the times and in the forms required by this By-law and (iii) together with the beneficial owner(s), if any, on whose behalf the nomination or business proposal is made, have acted in accordance with the representations set forth in the Solicitation Statement (as defined below) required by this By-law. To be timely, a stockholder’s written notice shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the one-year anniversary of the preceding year’s Annual Meeting; provided, however, that in the event the Annual Meeting is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no Annual Meeting were held in the preceding year, notice by the stockholder to be timely must be received by the Secretary of the Corporation not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made (such notice within such time periods shall be referred to as “Timely Notice”). Notwithstanding anything to the contrary provided herein, for the first Annual Meeting following the initial public offering of common stock of the Corporation, a stockholder’s notice shall be timely if received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of such Annual Meeting is first made or sent by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Such stockholder’s Timely Notice shall set forth:

(A) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) provided, further, that the Corporation may require any proposed nominee to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation;

(B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the By-laws, the language of the proposed amendment), the reasons for conducting such business at the meeting, and any material interest in such business of each Proposing Person (as defined below);

(C) (i) the name and address of the stockholder giving the notice, as they appear on the Corporation’s books, and the names and addresses of the other Proposing Persons (if any) and (ii) as to each Proposing Person, the following information: (a) the class or series and number of all shares of capital stock of the Corporation which are, directly or indirectly, owned beneficially or of record by such Proposing Person or any of its affiliates or associates (as such terms are defined in Rule 12b-2 promulgated under the Exchange Act), including any shares of any class or series of capital stock of the Corporation as to which such Proposing Person or any of its affiliates or associates has a right to acquire beneficial ownership at any time in the future, (b) all Synthetic Equity Interests (as defined below) in which such Proposing Person or any of its affiliates or associates, directly or indirectly, holds an interest including a description of the material terms of each such Synthetic Equity Interest, including without limitation, identification of the counterparty to each such Synthetic Equity Interest and disclosure, for each such Synthetic Equity Interest, as to (x) whether or not such Synthetic Equity Interest conveys any voting rights, directly or indirectly, in such shares to such Proposing Person, (y) whether or not such Synthetic Equity Interest is required to be, or is capable of being, settled through delivery of such shares and (z) whether or not such Proposing Person and/or, to the extent known, the counterparty to such Synthetic Equity Interest has entered into other transactions that hedge or mitigate the economic effect of such Synthetic Equity Interest, (c) any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to, directly or indirectly, vote any shares of any class or series of capital stock of the Corporation, (d) any rights to dividends or other distributions on the shares of any class or series of capital stock of the Corporation, directly or indirectly, owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, and (e) any performance-related fees (other than an asset based fee) that such Proposing Person, directly or indirectly, is entitled to based on any increase or decrease in the value of shares of any class or series of capital stock of the Corporation or any Synthetic Equity Interests (the disclosures to be made pursuant to the foregoing clauses (a) through (e) are referred to, collectively, as “Material Ownership Interests”), (iii) a description of the material terms of all agreements, arrangements or understandings (whether or not in writing) entered into by any Proposing Person or any of its affiliates or associates with any other person for the purpose of acquiring, holding, disposing or voting of any shares of any class or series of capital stock of the Corporation and (iv) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;

(D) (i) a description of all agreements, arrangements or understandings by and among any of the Proposing Persons, or by and among any Proposing Persons and any other person (including with any proposed nominee(s), including any agreements, arrangements or understandings relating to any compensation or payments to be paid to any such proposed nominee(s)), pertaining to the nomination(s) or other business proposed to be brought before the meeting of stockholders

(which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding), and (ii) identification of the names and addresses of other stockholders (including beneficial owners) known by any of the Proposing Persons to support such nominations or other business proposal(s), and to the extent known the class and number of all shares of the Corporation’s capital stock owned beneficially or of record by such other stockholder(s) or other beneficial owner(s); and

(E) a statement whether or not the stockholder giving the notice and/or the other Proposing Person(s), if any, will (i) deliver a proxy statement and form of proxy to holders of, in the case of a business proposal, at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to approve the proposal or, in the case of a nomination or nominations, at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by such Proposing Person to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder and/or (ii) otherwise solicit proxies or votes from stockholders in support of such proposal or nomination (such statement, the “Solicitation Statement”).

For purposes of this Article I of these By-laws, the term “Proposing Person” shall mean the following persons: (i) the stockholder of record providing the notice of nominations or business proposed to be brought before a stockholders’ meeting, and (ii) the beneficial owner(s), if different, on whose behalf the nominations or business proposed to be brought before a stockholders’ meeting is made. For purposes of this Section 2 of Article I of these By-laws, the term “Synthetic Equity Interest” shall mean any transaction, agreement or arrangement (or series of transactions, agreements or arrangements), including, without limitation, any derivative, swap, hedge, repurchase or so-called “stock borrowing” agreement or arrangement, the purpose or effect of which is to, directly or indirectly: (a) give a person or entity economic benefit and/or risk similar to ownership of shares of any class or series of capital stock of the Corporation, in whole or in part, including due to the fact that such transaction, agreement or arrangement provides, directly or indirectly, the opportunity to profit or avoid a loss from any increase or decrease in the value of any shares of any class or series of capital stock of the Corporation, (b) mitigate loss to, reduce the economic risk of or manage the risk of share price changes for, any person or entity with respect to any shares of any class or series of capital stock of the Corporation, (c) otherwise provide in any manner the opportunity to profit or avoid a loss from any decrease in the value of any shares of any class or series of capital stock of the Corporation, or (d) increase or decrease the voting power of any person or entity with respect to any shares of any class or series of capital stock of the Corporation.

(3) A stockholder providing Timely Notice of nominations or business proposed to be brought before an Annual Meeting shall further update and supplement such notice, if necessary, so that the information (including, without limitation, the Material Ownership Interests information) provided or required to be provided in such notice pursuant to this By-law shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to such Annual Meeting, and such update and supplement shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the fifth (5th) business day after the record date for the Annual Meeting (in the case of the update and supplement required to be made as of the record date), and not later than the close of business on the eighth (8th) business day prior to the date of the Annual Meeting (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting).

(4) Notwithstanding anything in the second sentence of Article I, Section 2(a)(2) of this By-law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least ten (10) days before the last day a stockholder may deliver a notice of nomination in accordance with the second sentence of Article I, Section 2(a)(2), a stockholder’s notice required by this By-law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(5) Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations for persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or any committee thereof or (ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 2. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(2) of this Section 2 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(b) General.

(1) Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such persons who are nominated in accordance with the provisions of this By-law shall be eligible for election and to serve as directors and only such business shall be conducted at a meeting as shall have been brought before the meeting in accordance with the provisions of this By-law. The Board of Directors or a designated committee thereof shall have the power to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the provisions of this By-law. If prior to the meeting neither the Board of Directors nor such designated committee makes a determination as to whether any stockholder proposal or nomination was made in accordance with the provisions of this By-law, the presiding officer of the meeting shall have the power and duty to determine whether the stockholder proposal or nomination was made in accordance with the provisions of this By-law. If the Board of Directors or a designated committee thereof or the presiding officer, as applicable, determines that any stockholder proposal or nomination was not made in accordance with the provisions of this By-law, such proposal or nomination shall be disregarded and shall not be presented for action at the meeting.

(2) Except as otherwise required by any applicable law or rule or regulation promulgated under the Exchange Act, nothing in this Article I, Section 2 shall obligate the Corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the Corporation or the Board of Directors information with respect to any nominee for director or any other matter of business submitted by a stockholder.

(3) Notwithstanding the foregoing provisions of this Article I, Section 2, if the proposing stockholder (or a qualified representative of the stockholder) does not appear at the meeting to present a nomination or any business, such nomination or business shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Article I, Section 2, to be considered a qualified representative of the proposing stockholder, a person must be authorized by a written instrument executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, to the presiding officer at the meeting of stockholders.

(4) For purposes of this By-law, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(5) Notwithstanding the foregoing provisions of this By-law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-law. Nothing in this By-law shall be deemed to affect any rights of (i) stockholders to have proposals included in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor rule) under the Exchange Act and, to the extent required by such rule, have such proposals considered and voted on at an Annual Meeting or (ii) the holders of any series of Preferred Stock as specified in the Certificate of Incorporation of the Corporation (as the same may hereafter be amended and/or restated, the “Certificate”) (including any certificate of designation relating to any series of Preferred Stock).

(6) In addition to the requirements set forth elsewhere in these By-laws, to be eligible to be a nominee for election or re-election as a director of the Corporation pursuant to a nomination under clause (iii) of Article I, Section 2(a)(1) and under clause (ii) of Article I, Section 2(a)(5) of this By-law, such proposed nominee or a person on such proposed nominee’s behalf must deliver, in accordance with the time periods for delivery of Timely Notice under Section 2(a)(2) of Article 1 and under clause (ii) of Article I, Section 2(a)(5) of this By-law, to the Secretary of the Corporation at the principal executive offices of the Corporation a completed and signed questionnaire with respect to the background and qualification of such proposed nominee and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such proposed nominee (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such proposed nominee’s fiduciary duties under applicable law, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation, and (iii) in such proposed nominee’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with, all applicable publicly disclosed corporate governance, code of conduct and ethics, conflict of interest, confidentiality, corporate opportunities, trading and any other policies and guidelines of the Corporation applicable to directors.

SECTION 3. Special Meetings. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Whole Board. For purposes of these By-laws, the term “Whole Board” shall mean the total number of authorized Directors whether or not there exist any vacancies in previously authorized directorships. The Board of Directors may postpone or reschedule any previously scheduled special meeting of stockholders. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.

SECTION 4. Notice of Meetings; Adjournments.

(a) A notice of each Annual Meeting stating the hour, date and place, if any, of such Annual Meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) shall be given not less than ten (10) days nor more than sixty (60) days before the Annual Meeting, to each stockholder entitled to vote thereat as of the record date for determining the stockholders entitled to notice of the meeting by delivering such notice to such stockholder or by mailing it, postage prepaid, addressed to such stockholder at the address of such stockholder as it appears on the Corporation’s stock transfer books. Without limiting the manner by which notice may otherwise be given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the General Corporation Law of the State of Delaware (“DGCL”).

(b) Notice of all special meetings of stockholders shall be given in the same manner as provided for Annual Meetings, except that the notice of all special meetings shall state the purpose or purposes for which the meeting has been called.

(c) Notice of an Annual Meeting or special meeting of stockholders need not be given to a stockholder if a waiver of notice is executed, or waiver of notice by electronic transmission is provided, before or after such meeting by such stockholder or if such stockholder attends such meeting, unless such attendance is for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened.

(d) The Board of Directors may postpone and reschedule any previously scheduled Annual Meeting or special meeting of stockholders , regardless of whether any notice or public disclosure with respect to any such meeting has been sent or made pursuant to Section 2 of this Article I of these By-laws or otherwise.

(e) When any meeting is convened, the presiding officer may adjourn the meeting. When any Annual Meeting or special meeting of stockholders is adjourned to another hour, date or place, notice need not be given of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken of the hour, date and place, if any, to which the meeting is adjourned and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting; provided, however, that if the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting, or, if after the adjournment a new record date is fixed for the adjourned meeting, the Board of Directors shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record as of the record date so fixed for notice of such adjourned meeting.

SECTION 5. Quorum. A majority in voting power of the shares entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders. If less than a quorum is present at a meeting, the holders of voting stock representing a majority of the voting power present at the meeting or the presiding officer may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Section 4 of this Article I. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

SECTION 6. Voting and Proxies. Stockholders shall have one vote for each share of stock entitled to vote owned by them of record according to the stock ledger of the Corporation as of the record date, unless otherwise provided by law or by the Certificate. Stockholders may vote either (i) in person, (ii) by written proxy or (iii) by a transmission permitted by Section 212(c) of the DGCL. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission permitted by Section 212(c) of the DGCL may be substituted for or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. Proxies shall be filed in accordance with the procedures established for the meeting of stockholders. Except as otherwise limited therein or as otherwise provided by law, proxies authorizing a person to vote at a specific meeting shall entitle the persons authorized thereby to vote at any adjournment or postponement of such meeting, but they shall not be valid after final adjournment of such meeting.

SECTION 7. Action at Meeting. When a quorum is present at any meeting of stockholders, any matter before any such meeting (other than an election of a director or directors) shall be decided by a majority of the votes properly cast on such matter, except where a different vote is required by law, by the Certificate, by these By-laws, by the rules or regulations of any stock exchange applicable to the Corporation, or pursuant to any regulation applicable to the Corporation or its securities, in which case, such different vote shall apply. For purposes of this Section 7, a majority of votes cast shall mean that the number of votes cast “for” a matter exceeds the number of votes cast “against” the matter (with “abstentions” and “broker nonvotes” not counted as a vote cast either “for” or “against” the matter). Any election of directors by stockholders shall be determined by a plurality of the votes properly cast on the election of directors.

SECTION 8. Stockholder Lists. The officer who has charge of the stock ledger shall prepare and make, at least ten (10) days before every Annual Meeting or special meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (ii) during ordinary business hours at the principal place of business of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 8 or to vote in person or by proxy at any meeting of stockholders.

SECTION 9. Conduct of Meeting. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the person presiding over any meeting of stockholders (referred to herein as the “presiding officer”) shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of the presiding officer, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the presiding officer, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding officer shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding officer at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if the presiding officer should so determine, the presiding officer shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the presiding officer, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

SECTION 10. Inspectors of Elections. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer shall appoint one or more inspectors to act at the meeting. Any inspector may, but need not, be an officer, employee or agent of the Corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall perform such duties as are required by the DGCL, including the counting of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. The presiding officer may review all determinations made by the inspectors, and in so doing the presiding officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the inspectors. All determinations by the inspectors and, if applicable, the presiding officer, shall be subject to further review by any court of competent jurisdiction.

SECTION 11. Action Without Meeting. Except as otherwise provided in the Certificate, any action required or permitted to be taken by the stockholders of the Corporation must be effected only at a duly called Annual Meeting or special meeting of stockholders of the Corporation and may not be effected by written consent.

ARTICLE II

Directors

SECTION 1. Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided by the Certificate or required by law.

SECTION 2. Number and Terms. The number of directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. The directors shall hold office in the manner provided in the Certificate.

SECTION 3. Qualification. No director need be a stockholder of the Corporation.

SECTION 4. Vacancies. Vacancies in the Board of Directors shall be filled in the manner provided in the Certificate.

SECTION 5. Removal. Directors may be removed from office only in the manner provided in the Certificate.

SECTION 6. Resignation. A director may resign at any time by giving written notice, or notice by electronic transmission, to the Chairman of the Board, if one is elected, the President or the Secretary. A resignation shall be effective upon receipt, unless the resignation otherwise provides.

SECTION 7. Regular Meetings. The regular annual meeting of the Board of Directors shall be held, without notice other than this Section 7, on the same date and at the same place as the Annual Meeting following the close of such meeting of stockholders. Other regular meetings of the Board of Directors may be held at such hour, date and place as the Board of Directors may by resolution from time to time determine and publicized among all directors.

SECTION 8. Special Meetings. Special meetings of the Board of Directors may be called, orally or in writing or by electronic transmission, by or at the request of a majority of the directors, the Chairman of the Board, if one is elected, or the President. The person calling any such special meeting of the Board of Directors may fix the hour, date and place thereof.

SECTION 9. Notice of Meetings. Notice of the hour, date and place of all special meetings of the Board of Directors shall be given to each director by the Secretary or an Assistant Secretary, or by the Chairman of the Board, if one is elected, or the President or such other officer designated by the Chairman of the Board, if one is elected, or the President. Notice of any special meeting of the Board of Directors shall be given to each director in person, by telephone, or by facsimile, electronic mail or other form of electronic communication, sent to his or her business or home address, at least twenty-four (24) hours in advance of the meeting, or by written notice mailed to his or her business or home address, at least three (3) business days in advance of the meeting. Such notice shall be deemed to be delivered when hand-delivered to such address, read to such director by telephone, deposited in the mail so addressed, with postage thereon prepaid if mailed, dispatched or transmitted if sent by facsimile transmission or by electronic mail or other form of electronic communications. A written waiver of notice signed, or an electronic waiver given, before or after a meeting by a director and filed with the records of the meeting shall be deemed to be equivalent to notice of the meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because such meeting is not lawfully called or convened. Except as otherwise required by law, by the Certificate or by these By-laws, neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

SECTION 10. Quorum. At any meeting of the Board of Directors, a majority of the Whole Board shall constitute a quorum for the transaction of business, but if less than a quorum is present at a meeting, a majority of the directors present may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice. Any business which might have been transacted at the meeting as originally noticed may be transacted at such adjourned meeting at which a quorum is present.

SECTION 11. Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of the directors present shall constitute action by the Board of Directors, unless otherwise required by law, by the Certificate or by these By-laws.

SECTION 12. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the records of the meetings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such consent shall be treated as a resolution of the Board of Directors for all purposes.

SECTION 13. Manner of Participation. Directors may participate in meetings of the Board of Directors by means of conference telephone or other communications equipment by means of which all directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these By-laws.

SECTION 14. Presiding Director. The Board of Directors shall designate a representative to preside over all meetings of the Board of Directors, provided that if the Board of Directors does not so designate such a presiding director or such designated presiding director is unable to so preside or is absent, then the Chairman of the Board, if one is elected, shall preside over all meetings of the Board of Directors. If both the designated presiding director, if one is so designated, and the Chairman of the Board, if one is elected, are unable to preside or are absent, the Board of Directors shall designate an alternate representative to preside over a meeting of the Board of Directors.

SECTION 15. Committees. The Board of Directors may designate one or more committees, including, without limitation, a Compensation Committee, a Nominating & Corporate Governance Committee and an Audit Committee, and may delegate thereto some or all of its powers except those which by law, by the Certificate or by these By-laws may not be delegated. Except as the Board of Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Board of Directors or in such rules, its business shall be conducted so far as possible in the same manner as is provided by these By-laws for the Board of Directors. All members of such committees shall hold such offices at the pleasure of the Board of Directors. The Board of Directors may abolish any such committee at any time. Any committee to which the Board of Directors delegates any of its powers or duties shall keep records of its meetings and shall report its action to the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

SECTION 16. Compensation of Directors. Directors shall receive such compensation for their services as shall be determined by the Board of Directors, or a designated committee thereof, provided that directors who are serving the Corporation as employees and who receive compensation for their services as such, shall not receive any salary or other compensation for their services as directors of the Corporation.

ARTICLE III

Officers

SECTION 1. Enumeration. The officers of the Corporation shall consist of a President, a Chief Executive Officer, a Secretary, a Treasurer and such other officers, including, without limitation, a Chairman of the Board of Directors, a Chief Financial Officer, and one or more Vice Presidents (including Executive Vice Presidents or Senior Vice Presidents), Assistant Vice Presidents and Assistant Secretaries, as the Board of Directors may determine.

SECTION 2. Election. At the regular annual meeting of the Board of Directors following the Annual Meeting, the Board of Directors shall elect the President, the Chief Executive Officer, the Secretary and the Treasurer. Other officers may be elected by the Board of Directors at such regular annual meeting of the Board of Directors or at any other regular or special meeting.

SECTION 3. Qualification. No officer need be a stockholder or a director. Any person may occupy more than one office of the Corporation at any time.

SECTION 4. Tenure. Except as otherwise provided by the Certificate or by these By-laws, each of the officers of the Corporation shall hold office until the regular annual meeting of the Board of Directors following the next Annual Meeting and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

SECTION 5. Resignation. Any officer may resign by delivering his or her written resignation to the Corporation addressed to the President or the Secretary, and such resignation shall be effective upon receipt, unless the resignation otherwise provides.

SECTION 6. Removal. Except as otherwise provided by law, the Board of Directors may remove any officer with or without cause by the affirmative vote of a majority of the directors then in office.

SECTION 7. Absence or Disability. In the event of the absence or disability of any officer, the Board of Directors may designate another officer to act temporarily in place of such absent or disabled officer.

SECTION 8. Vacancies. Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors.

SECTION 9. Chairman of the Board. The Chairman of the Board, if one is elected, shall have such powers and shall perform such duties as the Board of Directors may from time to time designate.

SECTION 10. Chief Executive Officer. The Chief Executive Officer shall have such powers and shall perform such duties as the Board of Directors may from time to time designate.

SECTION 11. President. The President shall, subject to the direction of the Board of Directors, have such powers and shall perform such duties as the Board of Directors may from time to time designate.

SECTION 12. Vice Presidents and Assistant Vice Presidents. Any Vice President (including any Executive Vice President or Senior Vice President) and any Assistant Vice President shall have such powers and shall perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 13. Chief Financial Officer. The Chief Financial Officer, if one is elected, shall, subject to the direction of the Board of Directors and except as the Board of Directors or the Chief Executive Officer may otherwise provide, have general charge of the financial affairs of the Corporation and shall cause to be kept accurate books of account. He or she shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer.

SECTION 14. Secretary and Assistant Secretaries. The Secretary shall record all the proceedings of the meetings of the stockholders and the Board of Directors (including committees of the Board of Directors) in books kept for that purpose. In his or her absence from any such meeting, a temporary secretary chosen at the meeting shall record the proceedings thereof. The Secretary shall have charge of the stock ledger (which may, however, be kept by any transfer or other agent of the Corporation). The Secretary shall have custody of the seal of the Corporation, and the Secretary, or an

Assistant Secretary, shall have authority to affix it to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or that of an Assistant Secretary. The Secretary shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer. In the absence of the Secretary, any Assistant Secretary may perform his or her duties and responsibilities. Any Assistant Secretary shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 15. Treasurer and Assistant Treasurers. The Treasurer shall have custody of all moneys and securities of the Corporation as are authorized and shall render from time to time an account of all such transactions. The Treasurer shall also perform such other duties and have such other powers as are commonly incident to the officer of Treasurer, or as may be designated from time to time by the Board of Directors or the Chief Executive Officer. In the absence of the Treasurer, any Assistant Treasurer may perform his or her duties and responsibilities. Any Assistant Treasurer shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 16. Other Powers and Duties. Subject to these By-laws and to such limitations as the Board of Directors may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors or the Chief Executive Officer.

ARTICLE IV

Capital Stock

SECTION 1. Certificates of Stock. The shares of the Corporation shall be represented by certificates in such form as may from time to time be prescribed by the Board of Directors. Such certificate shall be signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President and by the Treasurer, Assistant Treasurer, the Secretary or an Assistant Secretary. The Corporation seal and the signatures by the Corporation’s officers, the transfer agent or the registrar may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by law. Notwithstanding anything to the contrary provided in these By-laws, the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares (except that the foregoing shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation), and by the approval and adoption of these By-laws the Board of Directors has determined that all classes or series of the Corporation’s stock may be uncertificated, whether upon original issuance, re-issuance, or subsequent transfer.

SECTION 2. Transfers. Subject to any restrictions on transfer and unless otherwise provided by the Board of Directors, shares of stock that are represented by a certificate may be transferred on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate theretofore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require. Shares of stock that are not represented by a certificate may be transferred on the books of the Corporation by submitting to the Corporation or its transfer agent such evidence of transfer and following such other procedures as the Corporation or its transfer agent may require.

SECTION 3. Record Holders. Except as may otherwise be required by law, by the Certificate or by these By-laws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these By-laws.

SECTION 4. Record Date.

(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

SECTION 5. Replacement of Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock of the Corporation, a duplicate certificate may be issued in place thereof, upon such terms as the Corporation may prescribe.

ARTICLE V

Indemnification and Advancement

SECTION 1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or an executive officer of the Corporation or, while a director or executive officer of the Corporation, is or was serving at the request of the Corporation as a director, executive officer, or trustee of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, executive officer or trustee or in any other capacity while serving as a director, executive officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith; provided, however, that, except with respect to proceedings to enforce rights to indemnification or an advancement of expenses or as otherwise required by law, the Corporation shall not be required to indemnify or advance expenses to any such Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee unless such proceeding (or part thereof) was authorized by the Board of Directors.

SECTION 2. Right to Advancement of Expenses. In addition to the right to indemnification conferred in Article V, Section 1 of this By-law, an Indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition (an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an Indemnitee in his or her capacity as a director or executive officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such Indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise.

SECTION 3. Right of Indemnitees to Bring Suit. If a claim under Article V, Section 1 or 2 of this By-law is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, or if a claim for an advancement of expense is not paid in full within thirty (30) days after a statement or statements requesting such amounts to be advanced has been received by the Corporation, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. To the fullest extent permitted by law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expenses of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article V or otherwise shall be on the Corporation.

SECTION 4. Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article V with respect to the indemnification and advancement of expenses of directors and executive officers of the Corporation.

SECTION 5. Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article V shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Certificate as amended from time to time, these By-laws, any agreement, any vote of stockholders or disinterested directors or otherwise.

SECTION 6. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

SECTION 7. Indemnity Agreements. The Corporation may enter into indemnity agreements with any director or officer of the Corporation, with any employee or agent of the Corporation as the Board of Directors may designate and with any officer, director, employee or agent of subsidiaries as the Board of Directors may designate, such indemnity agreements to provide in substance that the Corporation will indemnify such persons as contemplated by this Article V, and to include any other substantive or procedural provisions regarding indemnification as are not inconsistent with the DGCL.

SECTION 8. Nature of Rights. The rights conferred upon Indemnitees in this Article V shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, employee, agent or trustee and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article V that adversely affects any right of an Indemnitee or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

SECTION 9. Severability. If any word, clause, provision or provisions of this Article V shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Article V (including, without limitation, each portion of any section of this Article V containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Article V (including, without limitation, each such portion of any section of this Article V containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE VI

Miscellaneous Provisions

SECTION 1. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

SECTION 2. Seal. The Board of Directors shall have power to adopt and alter the seal of the Corporation.

SECTION 3. Execution of Instruments. All deeds, leases, transfers, contracts, bonds, notes and other obligations to be entered into by the Corporation in the ordinary course of its business without director action may be executed on behalf of the Corporation by the Chairman of the Board, if one is elected, the President, the Chief Executive Officer, the Chief Financial Officer, if one is elected, the Secretary, the Treasurer or any other officer, employee or agent of the Corporation as the Board of Directors or appropriate committee of the Board may authorize.

SECTION 4. Voting of Securities. Unless the Board of Directors otherwise provides, Chairman of the Board, if one is elected, the President, the Chief Executive Officer, the Chief Financial Officer, if one is elected, the Secretary or the Treasurer may waive notice of and act on behalf of the Corporation, or appoint another person or persons to act as proxy or attorney in fact for the Corporation with or without discretionary power and/or power of substitution, at any meeting of stockholders or shareholders of any other corporation or organization, any of whose securities are held by the Corporation. The power so conferred upon such officers or other persons shall include, without limitation, the voting of any securities of any other entity held by the Corporation, including executing and delivery written consents with respect to such securities.

SECTION 5. Corporate Records. The original or attested copies of the Certificate, By-laws and records of all meetings of the incorporators, stockholders and the Board of Directors and the stock transfer books, which shall contain the names of all stockholders, their record addresses and the amount of stock held by each, may be kept outside the State of Delaware and shall be kept at the principal office of the Corporation, at an office of its counsel, at an office of its transfer agent or at such other place or places as may be designated from time to time by the Board of Directors.

SECTION 6. Amendment of By-laws.

(a) Amendment by Directors. Except as provided otherwise by law, these By-laws may be amended or repealed by the affirmative vote of the majority of the Board of Directors.

(b) Amendment by Stockholders. These By-laws may be amended or repealed at any Annual Meeting, or special meeting of stockholders called for such purpose in accordance with these By-Laws, by the affirmative vote of holders of at a majority in voting power of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class. Notwithstanding the foregoing, stockholder approval shall not be required unless mandated by the Certificate or other applicable law.

SECTION 7. Notices. If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.

Adopted January 12, 2015 and effective as of January 12, 2015.

Exhibit D

Document must be filed electronically.

Paper documents are not accepted.

Fees & forms are subject to change.

For more information or to print copies

of filed documents, visit www.sos.state.co.us.

ABOVE SPACE FOR OFFICE USE ONLY

Articles of Amendment

filed pursuant to §7-90-301, et seq. and §7-110-106 of the Colorado Revised Statutes (C.R.S.)

ID number:		20021117031

1.	Entity name:	CYTODYN INC.
(If changing the name of the corporation, indicate name before the name change)

2.	New Entity name:
(if applicable)

3.	Use of Restricted Words (if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, mark the applicable box):	☐ “bank” or “trust” or any derivative thereof ☐ “credit union” ☐ “savings and loan” ☐ “insurance”, “casualty”, “mutual”, or “surety”

4.	Other amendments, if any, are attached.

5.	If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6.	If the corporation’s period of duration as amended is less than perpetual, state the date on which the period of duration expires:
(mm/dd/yyyy)

or

If the corporation’s period of duration as amended is perpetual, mark this box: ☐

7.	(Optional) Delayed effective date:
(mm/dd/yyyy)

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

8.	Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:	Mulholland	Michael	D.
		(Last)	(First)	(Middle)	(Suffix)
CYTODYN INC.
(Street name and number or Post Office information)
1111 Main Street, Suite 660
		Vancouver	WA	98660
		(City)	(State)	(Postal/Zip Code)
United States
		(Province – if applicable)	(Country – if not US)

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)

Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.

ARTICLES OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF

CYTODYN INC.

Dated: [              ] [    ], 2015

Pursuant to the requirements of the Colorado Business Corporation Act Sections 7-90-301, et seq. and Section 7-110-106, the undersigned Corporation submits the following Articles of Amendment to its Articles of Incorporation.

FIRST: The following amendment was adopted on January 11, 2015, by the Board of Directors.

Article FOURTH (a) shall be amended to read as follows:

“FOURTH: (a) The aggregate number of shares which the corporation shall have authority to issue is 200,000,000 shares of common stock having no par value per share. The shares of this class of common stock shall have unlimited voting rights and shall constitute the sole voting group of the corporation, except to the extent any additional voting group or groups may hereafter be established in accordance with the Colorado Business Corporation Act.”

CYTODYN INC.

Name:
Title:

Exhibit E

Proposed Amendment to CytoDyn Inc. 2012 Equity Incentive Plan

Proposal 3 presents for stockholder consideration the following amendment to Section 4.3 of the CytoDyn Inc. 2012 Equity Incentive Plan:

4.3 Shares Subject to the Plan. The Shares which may be made subject to Awards under the Plan are Shares of Common Stock, which may be either authorized and unissued Shares or reacquired Shares. Subject to adjustment pursuant to Article 11, the maximum number of Shares for which Awards may be granted under the Plan is 5,000,000, and the maximum aggregate number of Shares that may be issued under the Plan through Incentive Stock Options is 4,500,000. If an Award under the Plan is canceled or expires for any reason prior to having been fully Vested or exercised by a Participant, is settled in cash in lieu of Shares or is exchanged for other Awards, or is otherwise forfeited or terminated, all Shares covered by such Awards will be added back into the number of Shares available for future Awards under the Plan. In addition, if the exercise price of any Option granted under the Plan is satisfied by tendering Shares to the Corporation, only the number of Shares issued net of Shares tendered to the Corporation shall be deemed delivered for purposes of determining the maximum number of Shares available under the Plan.

Other than the amendment to the text of Section 4.3 as set forth above, in all other respects the text of the CytoDyn Inc. 2012 Equity Incentive Plan would appear as such document was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 18, 2012.

CYTODYN INC.
C123456789
IMPORTANT SPECIAL MEETING INFORMATION 000004
000000000.000000 ext 000000000.000000 ext
ENDORSEMENT_LINE            SACKPACK             000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
MR A SAMPLE Electronic Voting Instructions
DESIGNATION (IF ANY) Available 24 hours a day, 7 days a week!
ADD 1
ADD 2 Instead of mailing your proxy, you may choose one of the voting ADD 3 methods outlined below to vote your proxy.
ADD 4 VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
MMMMMMMMM ADD 5 Proxies submitted by the Internet or telephone must be received by ADD 6 1:00 a.m., Central Time, on February 27, 2015.
Vote by Internet
Go to www.investorvote.com/CYDY
Or scan the QR code with your smartphone
Follow the steps outlined on the secure website
Vote by telephone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas.
Special Meeting Proxy Card 1234 5678 9012 345
qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q
+
A Proposals — The Board of Directors unanimously recommends a vote FOR Proposals 1, 2, 3 and 4.
For Against Abstain For Against Abstain
1. Approval of reincorporation of the Company in Delaware 2. Approval of an increase to the Company’s authorized capital to 200,000,000 shares of common stock
3. Approval of an increase in the number of shares authorized for 4. Adjournment of the Special Meeting issuance under the CytoDyn Inc. 2012 Equity Incentive Plan
B Non-Voting Items
Change of Address — Please print new address below.
C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
The undersigned acknowledges receipt of the 2015 Notice of Special Meeting and accompanying Proxy Statement and revokes all prior proxies for the meeting. Please date and sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
MMMMMMM1UP X 2 2 0 8 7 5 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +
01YW1F

Important notice regarding the Internet availability of proxy materials for the Special Meeting of shareholders.
The proxy statement is available at: www.edocumentview.com/CYDY
qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q
PROXY — CYTODYN INC.
2015 SPECIAL MEETING OF SHAREHOLDERS
This proxy is solicited on behalf of the Board of Directors of CytoDyn Inc.
The undersigned hereby appoints Anthony D. Caracciolo and Nader Z. Pourhassan as proxies and attorneys-in-fact, with full power of substitution, and hereby authorizes them, or either of them, to represent and to vote, as designated below, all the shares of the common stock of CytoDyn Inc. held of record by the undersigned on January 6, 2015, at the Special Meeting of Shareholders to be held at the offices of the Company’s Counsel, Lowenstein Sandler LLP, at 65 Livingston Avenue, Roseland, New Jersey 07068 on February 27, 2015, at 1:00 p.m. Eastern Time; or any adjournments or postponements thereof, with all powers which the undersigned would possess if present at the meeting.
This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is provided, the proxies named above will vote FOR Proposals 1, 2, 3, and 4.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.
Please mark, sign, date and return the proxy using the enclosed envelope.